EXHIBIT 10.49

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                             SECURED LOAN AGREEMENT

                          dated as of October ___, 2000


                                      among

                        METROPOLITAN 919 3RD AVENUE LLC,
                                  as Borrower,

                      MERRILL LYNCH MORTGAGE CAPITAL INC.,
                    as Lender, Arranger and Syndication Agent

                  BAYERISCHE LANDESBANK, CAYMAN ISLANDS BRANCH,
                      as Lender and Co-Documentation Agent,

               COMMERZBANK AG NEW YORK AND GRAND CAYMAN BRANCHES,
                      as Lender and Co-Documentation Agent

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                       as Lender and Administrative Agent

                                       and

                       THE OTHER LENDERS SIGNATORY HERETO,
                                each as a Lender

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                  SECURED LOAN  AGREEMENT  dated as of October  ___,  2000 among
METROPOLITAN 919 3RD AVENUE LLC, a limited liability company organized and existing under the laws of the State of Delaware ("Borrower"), MERRILL LYNCH MORTGAGE CAPITAL INC. ("Merrill Lynch"), WELLS FARGO BANK, NATIONAL ASSOCIATION ("Wells Fargo"), the other lenders signatory hereto and wells fargo Bank, NATIONAL ASSOCIATION, as Administrative Agent for Lenders (in such capacity, together with its successors in such capacity, "Administrative Agent"; Merrill Lynch, the other lenders signatory hereto, and such other lenders who from time to time become Lenders pursuant to Section 3.07 or 12.05, each a "Lender" and collectively, "Lenders").

                  Borrower desires that Lenders extend credit as provided herein, and Lenders are prepared to extend such credit. Accordingly, Borrower, Administrative Agent and each Lender agree as follows:

                                   ARTICLE I

                      DEFINITIONS AND CONSTRUCTION OF TERMS

                  Section 1.01 Definitions. As used in this Agreement the following terms have the following meanings:

                  "Account Assignment" means the Pledge and Assignment of Accounts, dated the date hereof, from Borrower to Administrative Agent whereby all of Borrower's right, title and interest in and to the Debt Service Reserve Account and all other reserve, operating or other accounts of any kind maintained by Borrower in connection with the Property (other than the "Security Deposit Account", as defined in the LC Assignment) are assigned as security for the payment and performance of the Obligations.

                  "Additional Costs" has the meaning specified in Section 3.01.

                  "Adjusted Net Cash Flow" means, for any period, Net Cash Flow plus actual interest expense on the Loans for such period.

                  "Adjusted Pro-Forma Net Operating Income" means, for any prospective twelve (12)-month period, Pro-Forma Net Operating Income, adjusted by assuming that all tenants under signed leases as of the beginning of such period are in occupancy and paying unabated rent (i.e., that initial free rent and build-out periods have expired).

                  "Administrative Agent" has the meaning specified in the preamble.

                  "Administrative Agent's Office" means Administrative Agent's office located as set forth on its signature page hereof, or such other address in the United States as Administrative Agent may designate by notice to Borrower and Lenders.

                  "Affected Lender" has the meaning specified in Section 3.07.

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                  "Affected Loan" has the meaning specified in Section 3.04.

                  "Affiliate" means, with respect to any Person (the "first Person"), any other Person (1) which directly or indirectly controls, or is controlled by, or is under common control with the first Person or (2) 10% or more of the beneficial interest in which is directly or indirectly owned or held by the first Person. The term "control" means the possession, directly or indirectly, of the power, alone, to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

                  "Applicable Lending Office" means, for each Lender and for its LIBOR Loan or Base Rate Loan, as applicable, the lending office of such Lender (or of an Affiliate of such Lender) designated as such on its signature page hereof or in the applicable Assignment and Assumption Agreement, or such other office of such Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify to Administrative Agent and Borrower as the office by which its LIBOR Loan or Base Rate Loan, as applicable, is to be made and maintained.

                  "Applicable Margin" means, with respect to LIBOR Loans, the respective rates per annum determined at any time, based on the ratio (expressed as a percentage) of the then Principal Amount to Completed Value, in accordance with the following table (any change in said ratio to effect an immediate change in the Applicable Margin):

         RATIO OF PRINCIPAL AMOUNT TO                APPLICABLE MARGIN
               COMPLETED VALUE                         (% PER ANNUM)
               ---------------                         -------------

                  40% or less                                 1.10
         greater than 40%, up to and including 45%            1.15
         greater than 45%, up to and including 50%            1.20
         greater than 50%, up to and including 55%            1.25
         greater than 55%, up to and including 57.5%          1.30
         greater than 57.5%, up to and including 60%          1.35
         greater than 60%, up to and including 62.5%          1.40


                  "Assignee" has the meaning specified in Section 12.05.

                  "Assignment and Assumption Agreement" means an Assignment and Assumption Agreement, substantially in the form of EXHIBIT C.

                  "Assignments" means, collectively, the Account Assignment, the Cap Assignment, the LC Assignment and the Subordinate Mortgage Assignment.

                  "Authorization Letter" means a letter agreement executed by Borrower in the form of EXHIBIT A.

                  "Base Rate" means, for any day, the higher of (1) the Federal Funds Rate for such day plus .50% per annum or (2) the Prime Rate for such day.

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                  "Base  Rate Loan"  means all or any  portion  (as the  context requires) of a Lender's Loan which shall accrue interest at a rate determined in relation to the Base Rate.

                  "BNP Lease" means the lease dated December 8, 1998 between 919 Associates, as landlord, and BNP Paribas, as tenant, as amended, covering approximately 190,000 net rentable square feet of the Improvements, as assigned to Borrower by assignment dated as of the date hereof.

                  "Borrower" has the meaning specified in the preamble.

                  "Borrower LC" means letters of credit, in form and substance satisfactory to the Required Lenders, issued by The Chase Manhattan Bank or another nationally recognized bank having a credit rating of no less than AA- (or the equivalent) from two (2) nationally recognized rating agencies, for the benefit of (1) the tenant under the Schulte Lease (in the amount of $9,536,535) and (2) the tenant under the Debevoise Lease (in the amount of up to $18,755,505). Any such letter of credit that is in the form required by the applicable lease shall be deemed to be in form and substance satisfactory to the Required Lenders

                  "Borrower's Accountants" means Ernst & Young LLP or such other accounting firm(s) selected by Borrower and reasonably acceptable to Administrative Agent. Administrative Agent hereby acknowledges that Kinsey, Beck and Company is an accounting firm that is reasonably acceptable.

                  "Business Day" means (1) any day on which commercial banks are not authorized or required to close in New York City or Germany or (so long as Wells Fargo is Administrative Agent) in San Francisco, California and (2) whenever such day relates to a LIBOR Loan, an Interest Period with respect to a LIBOR Loan, or notice with respect to a LIBOR Loan, a day on which dealings in Dollar deposits are also carried out in the London interbank market and banks are open for business in London.

                  "Cap Assignment" has the meaning specified in paragraph (27) of Section 4.01.

                  "Capital Lease" means any lease which has been or should be capitalized on the books of the lessee in accordance with GAAP.

                  "Cash Flow  Collateral  Account" has the meaning  specified in
Section 8.02.

                  "Closing Date" means the date this Agreement has been executed by all parties.

                  "Code" means the Internal Revenue Code of 1986.

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                  "Completed   Value"  means   $400,000,000,   representing  the
"completed value" of Borrower's interest in the Property, as set forth in the appraisal delivered pursuant to paragraph (8) of Section 4.01.

                  "Continue",   "Continuation"  and  "Continued"  refer  to  the
continuation pursuant to Section 2.11 of a LIBOR Loan as a LIBOR Loan from one Interest Period to the next Interest Period.

                  "Convert", "Conversion" and "Converted" refer to a conversion pursuant to Section 2.11 of a Base Rate Loan into a LIBOR Loan or a LIBOR Loan into a Base Rate Loan, each of which may be accompanied by the transfer by a Lender (at its sole discretion) of all or a portion of its Loan from one Applicable Lending Office to another.

                  "Debevoise Lease" means the lease dated August 31, 1998 between 919 Associates, as landlord, and Debevoise & Plimpton, as tenant, as amended, covering approximately 464,000 net rentable square feet of the Improvements, as assigned to Borrower by assignment dated as of the date hereof.

                  "Debt" means (1) indebtedness or liability for borrowed money, or for the deferred purchase price of property or services, (2) obligations as lessee under Capital Leases, (3) current liabilities in respect of unfunded vested benefits under any Plan, (4) obligations under letters of credit issued for the account of any Person, (5) all obligations arising under bankers' or trade acceptance facilities, (6) all guarantees, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations to purchase any of the items included in this definition, to provide funds for payment, to supply funds to invest in any Person, or otherwise to assure a creditor against loss, (7) all obligations secured by any Lien on property owned by the Person whose Debt is being measured, whether or not the obligations have been assumed and (8) all obligations under any agreement providing for contingent participation or other hedging mechanisms with respect to interest payable on any of the items described above in this definition; provided, however, that Debt shall not include (A) current trade accounts payable and accrued expenses (other than for borrowed money or purchase money obligations) incurred in the ordinary course of business and (B) indemnification, recourse carve-out and similar contingent obligations in the ordinary course of business that are not assurances of payment of the items described in clauses (1) through (8) of this definition.

                  "Debt Service Allocation" has the meaning specified in Section 2.01.

                  "Debt Service Deficiency" has the meaning specified in Section 2.15.

                  "Debt Service  Reserve  Account" has the meaning  specified in
Section 2.15.

                  "Debt Yield" means, as of any Determination Date, the ratio (expressed as a percentage), as reasonably determined by Administrative Agent, of (1) Adjusted Pro-Forma Net Operating Income for the immediately ensuing twelve (12)-month period to (2) the Principal Amount on such Determination Date.

                                       4

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                  "Default"  means any event  which with the giving of notice or lapse of time, or both, would become an Event of Default.

                  "Default Rate" means a rate per annum equal to (1) with respect to Base Rate Loans, a variable rate 4% above the rate of interest then in effect thereon and (2) with respect to LIBOR Loans, a fixed rate 4% above the rate(s) of interest in effect thereon (including the Applicable Margin) at the time of the Event of Default until the end of the then current Interest Period therefor and, thereafter during the continuance of such Event of Default, a variable rate 4% above the rate of interest for a Base Rate Loan; in no event, however, shall the Default Rate exceed the maximum rate permitted by Law.

                  "Delinquency Amount", "Delinquency Notice" and "Delinquent Lender" have the respective meanings specified in Section 10.18.

                  "Determination Date" means the last day of any calendar quarter during the term of the Loans.

                  "Dollars" and the sign "$" mean lawful money of the United States.

                  "DSCR" means, as of any Determination Date, the ratio, as reasonably determined by Administrative Agent, of (1) Adjusted Pro-Forma Net Operating Income for the immediately ensuing twelve (12)-month period to (2) Projected Actual Debt Service for such Determination Date.

                  "Elect", "Election" and "Elected" refer to election, if any, by Borrower pursuant to Section 2.11 to have all or a portion of the funding of the Loans be outstanding as LIBOR Loans.

                  "Electing Lender", "Election Notice" and "Election Period" have the respective meanings specified in Section 10.18.

                  "Engineering Consultant" means AquaTerra Assessment Services Corp. or other firm designated by Administrative Agent from time to time.

                  "Environmental Discharge" means any discharge or release of any Hazardous Materials in violation of any applicable Environmental Law.

                  "Environmental Indemnity" means that certain Environmental Indemnity, dated the date hereof, from Borrower and Metropolitan in favor of Lenders.

                  "Environmental Law" means any applicable Law relating to pollution or the environment, including Laws relating to noise or to emissions, discharges, releases or threatened releases of Hazardous Materials into the work place, the community or the environment, or otherwise relating to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

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                  "Environmental  Notice"  means any written  complaint,  order, citation or notice from any Person (1) affecting or relating to Borrower's compliance with any Environmental Law in connection with any activity or operations at any time conducted by Borrower, (2) relating to (a) the existence
of  any  Hazardous  Materials  contamination  or  Environmental   Discharges  or
threatened Hazardous Materials contamination or Environmental Discharges at the Property or (b) remediation of any Environmental Discharge or Hazardous Materials at the Property or any part thereof or (3) relating to any violation or alleged violation by Borrower of any relevant Environmental Law.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, including the rules and regulations promulgated thereunder.

                  "ERISA Affiliate" means any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as Borrower and/or Guarantor, or any trade or business which is under common control (within the meaning of Section 414(c) of the Code) with Borrower and/or Guarantor, or any organization which is required to be treated as a single employer with Borrower and/or Guarantor under Section 414(m) or 414(o) of the Code.

                  "Event of Default" has the meaning specified in Section 9.01.

                  "Federal Funds Rate" means, for any day, the rate per annum (expressed on a 360-day basis of calculation) equal to the weighted average of the rates on overnight federal funds transactions as published by the Federal Reserve Bank of New York for such day, provided that (1) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the immediately preceding Business Day as so published on the next succeeding Business Day and (2) if no such rate is so published for any day, the Federal Funds Rate for such day shall be the average of the rates quoted by three (3) independent, unaffiliated Federal Funds brokers to Administrative Agent on such day on such transactions.

                  "Financial Officer" means, with regard to Borrower or Guarantor, its chief financial officer, or any other financial officer holding at least the rank of vice president of Reckson Associates Realty Corp. or the successor thereof.

                  "Financial Statements" means, for any Person, a balance sheet, a statement of income and retained earnings and a statement of cash flow, prepared in accordance with GAAP, together with (if applicable) footnotes thereto (except in that footnotes will not be required for the Financial Statements of Metropolitan).

                  "Fiscal Year" means each period from January 1 to December 31.

                  "GAAP" means generally accepted accounting principles in the United States as in effect from time to time, consistently applied.

                  "Good Faith  Contest"  means the contest of an item if (1) the item is diligently contested in good faith, and, if appropriate, by proceedings timely instituted, (2) adequate reserves are established with respect to the contested item, (3) during the period of such contest, the enforcement of any contested item is effectively stayed and (4) the failure to pay or comply with the contested item during the period of the contest is not likely to (x) result in a Material Adverse Change or (y) have an adverse effect on the Mortgaged Property, or on Lenders' interest therein.

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                  "Governmental  Approvals"  means any  authorization,  consent, approval, license, permit, certification, or exemption of, registration or filing with or report or notice to, any Governmental Authority.

                  "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Ground Lease" has the meaning given to such term in the Mortgage. the Ground Lease covers a portion of the Property.

                  "Guarantor" means, individually and collectively, Metropolitan and Reckson (Metropolitan being the guarantor under the Guaranty and Indemnity Agreement and Reckson being the guarantor under the Guaranty of Completion); provided, however, that at such time, if any, as the Guaranty of Completion terminates as provided therein, Reckson shall cease to be a Guarantor hereunder.

                  "Guaranty of Completion" means the Guaranty of Completion in respect of the Work, dated the date hereof, from Reckson to Lenders.

                  "Guaranty and Indemnity Agreement" means the Guaranty and Indemnity Agreement in respect of certain matters pertaining to the Loans, dated the date hereof, from Metropolitan to Lenders.

                  "Hazardous Materials" means any pollutant, effluents, emissions, contaminants, toxic or hazardous wastes or substances, as any of those terms are defined from time to time in or for the purposes of any relevant Environmental Law, including asbestos fibers and friable asbestos, polychlorinated biphenyls, and any petroleum or hydrocarbon-based products or derivatives, but shall not include materials (1) used or stored at the Property by tenants of the Property in the ordinary course of business in conformity with their respective leases or (2) customarily used in the day-to-day operation and maintenance of the Property, such as cleaning fluids, in each case only to the extent such materials are stored, used and disposed of in accordance with applicable Environmental Laws.

                  "Holdback Release DSCR" means, as of any Determination Date, the ratio, as reasonably determined by Administrative Agent, of (1) Pro-Forma Net Operating Income for the immediately ensuing twelve (12)- month period to
(2) Hypothetical Annual Debt Service for such Determination Date.

                  "Hypothetical   Annual  Debt   Service"   means,   as  of  any
Determination Date, the greater of

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                       (i) the product of (A) the Principal Amount multiplied by
                  (B) the sum of the then Applicable  Margin plus the greater of
                  (1) the then LIBOR Interest Rate for an Interest Period of one
                  (1) month or (2) the capped rate under the interest rate cap agreement delivered pursuant to paragraph (27) of Section 4.01 or pursuant to Section 2.17, as applicable, and

                       (ii) an amount  equal to the constant  annual  payment of
                  principal plus interest required to fully amortize, over a term of twenty-five (25) years, a hypothetical loan in the then Principal Amount as of such Determination Date, assuming such loan were to bear interest at a rate equal to the interpolated rate on a ten (10)-year United States Treasury Note assumed to be issued as of such Determination Date plus the Applicable Margin.

                  "Improvements" means all improvements now or hereafter located on the Property, including, without limitation, the 47-story, class A office building containing approximately 1,445,500 net rentable square feet and two
(2)-story restaurant building currently located thereon.

                  "Initial Funding " means the first funding of proceeds of the Loans made hereunder.

                  "Interest Payment Date" means the fifteenth (15th) day of each month.

                  "Interest Period" means, with respect to any LIBOR Loan, the period commencing on the date the same is funded, converted from a Base Rate Loan or Continued, as the case may be, and ending, as Borrower may select pursuant to Section 2.05, on the numerically corresponding day in the first, second or third calendar month thereafter, provided that each such Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate calendar month.

                  "Law" means any federal, state or local statute, law, rule, regulation, ordinance, order, code, or rule of common law, now or hereafter in effect, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment.

                  "LC Assignment" means the Assignment of Letters of Credit and Security Deposit Account, dated the date hereof, from Borrower to Administrative Agent whereby all of Borrower's right, title and interest in and to the Tenant LCs and tenant security deposits are assigned as security for the payment and performance of the Obligations.

                  "Lender" and "Lenders" have the respective meanings specified in the preamble.

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

                  "LIBOR Base Rate" means, with respect to any Interest Period therefor, the rate per annum (rounded up, if necessary, to the nearest 1/100 of 1%) that appears on Dow Jones Page 3750 at approximately 11:00 a.m. (London time) on the date (the "LIBOR Determination Date") two (2) Business Days prior to the first day of the applicable Interest Period, for amounts comparable to the LIBOR Loan in question and for the same period of time as the relevant Interest Period therefor; or, if such rate does not appear on Dow Jones Page 3750 as of approximately 11:00 a.m. (London time) on the LIBOR Determination Date, the rate (rounded up, if necessary, to the nearest 1/100 of 1%) for deposits in Dollars for a period comparable to the applicable Interest Period that appears on the Reuters Screen LIBO Page as of approximately 11:00 a.m. (London time) on the LIBOR Determination Date. If such rate does not appear on either Dow Jones Page 3750 or on the Reuters Screen LIBO Page as of approximately 11:00 a.m. (London time) on the LIBOR Determination Date, the LIBOR Base Rate for the Interest Period will be determined on the basis of the offered rates for deposits in Dollars for an amount comparable to the LIBOR Loan in question and for the same period of time as such Interest Period that are offered by four (4) major banks in the London interbank market at approximately 11:00 a.m. (London time) on the LIBOR Determination Date. Administrative Agent will request that the principal London office of each of the four (4) major banks provide a quotation of its Dollar deposit offered rate. If at least two
(2) such quotations are provided, the LIBOR Base Rate will be the arithmetic mean of the quotations. If fewer than two (2) quotations are provided as requested, the LIBOR Base Rate will be determined on the basis of the rates quoted for loans in Dollars to leading European banks for amounts comparable to such LIBOR Loan for the same period of time as such Interest Period offered by major banks in New York City at approximately 11:00 a.m. (New York time) on the LIBOR Determination Date. In the event that Administrative Agent is unable to obtain any such quotation as provided above, it will be deemed that the LIBOR Base Rate cannot be determined. For purposes of the foregoing definition, "Dow Jones Page 3750" means the display designated as "Page 3750" on the Dow Jones Markets Service (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for Dollar deposits); and "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying interbank rates from London in Dollars).

                  "LIBOR Interest Rate" means, for any LIBOR Loan, a rate per annum (rounded up, if necessary, to the nearest 1/100 of 1%) determined by Administrative Agent to be equal to the quotient of (1) the LIBOR Base Rate for such LIBOR Loan for the Interest Period therefor divided by (2) one minus the LIBOR Reserve Requirement for such LIBOR Loan for such Interest Period.

                  "LIBOR Loan" means all or any portion (as the context requires) of any Lender's Loan which shall accrue interest at rate(s) determined in relation to LIBOR Interest Rate(s).

                  "LIBOR Reserve Requirement" means, for any LIBOR Loan, the rate at which reserves (including any marginal, supplemental or emergency reserves) are actually required to be maintained during the Interest Period for such LIBOR Loan under

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Regulation  D by any Lender or any  Lender's  respective  Participants,  if any, against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the LIBOR Reserve Requirement shall also reflect any other reserves required to be maintained by any Lender or any Lender's respective Participants, if any, by reason of any Regulatory Change against (1) any category of liabilities which includes deposits by reference to which the LIBOR Base Rate is to be determined as provided in the definition of "LIBOR Base Rate" in this Section 1.01 or (2) any category of extensions of credit or other assets which include loans the interest rate on which is determined on the basis of rates referred to in said definition of "LIBOR Base Rate". Lenders and Administrative Agent acknowledge that, as of the date of this Agreement, the LIBOR Reserve Requirement is zero for all LIBOR Loans.

                  "Lien" means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment for collateral purposes, deposit arrangement, lien (statutory or other), or other security agreement or charge of any kind or nature whatsoever of any third party (excluding any right of setoff but including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable Law of any jurisdiction to evidence any of the foregoing).

                  "Loan" and "Loans" have the respective  meanings  specified in
Section 2.01.

                  "Loan Commitment" means, with respect to each Lender, the obligation to make a Loan in the principal amount set forth below (subject to change in accordance with the terms of this Agreement):

                                                                     LOAN
         LENDER                                                   COMMITMENT
         ------                                                   ----------

         Merrill Lynch                                           $20,000,000
         Wells Fargo                                              25,000,000
         Bayerische Landesbank, Cayman Islands Branch             30,000,000
         Commerzbank AG New York and Grand
                   Cayman Branches                                25,000,000
         Norddeutsche Landesbank Girozentrale                     31,000,000
         DGZ - DekaBank Deutsche Kommunalbank                     25,000,000
         Landesbank Sachsen Girozentrale                          23,000,000
         Landesbank Schleswig-Holstein Girozentrale               22,000,000
         Westdeutsche ImmobilienBank                              22,000,000
         Deutsche Postbank AG                                     18,000,000
         Landesbank Saar Girozentrale                              9,000,000
                                                                  ----------

         TOTAL                                                  $250,000,000

                  "Loan Documents" means this Agreement, the Note, the Mortgage and related Uniform Commercial Code financing statements, the Guaranty of Completion, the Guaranty and Indemnity Agreement, the Environmental Indemnity, the Assignments and related uniform Commercial Code financing statements, the Authorization Letter and the Solvency Certificate and any other documents evidencing or securing the Loans.

                  "Major Lease" means the Debevoise Lease, the Schulte Lease, the BNP Lease and any other lease (or multiple leases to the same tenant) demising 100,000 or more net rentable square feet (in the aggregate, in the case of multiple leases to the same tenant) of the Improvements.

                  "Material Adverse Change" means either (1) a material adverse change in the status of the business, results of operations, financial condition, property or prospects of Borrower or Guarantor or (2) any event or occurrence of whatever nature which is likely to (x) have a material adverse effect on the ability of Borrower or Guarantor to perform its respective material obligations under the Loan Documents or (y) create, in the sole and absolute judgment (reasonably exercised) of the Required Lenders, a material risk of sale or forfeiture of any of the Mortgaged Property (other than an immaterial portion thereof) or otherwise materially impair any of the Mortgaged Property (other than an immaterial portion thereof) or Lenders' rights therein.

                  "Maturity Date" means October 31, 2003, subject to extension in accordance with Section 2.16.

                  "Member" means Metropolitan 919 Manager LLC, a Delaware limited liability company, the sole managing member of Borrower.

                  "Merrill Lynch" has the meaning specified in the preamble.

                  "Metropolitan" means Metropolitan Partners LLC, a Delaware limited liability company which is the indirect owner of 100% the equity in the managing member of Borrower. 100% the common equity of Metropolitan is owned by Reckson.

                  "Mortgage" means the Fee and Leasehold Mortgage, Assignment of Leases and Rents and Security Agreement, from Borrower to Administrative Agent, as agent for Lenders, to secure the payment and performance of Borrower's obligations hereunder, under the Note and otherwise in respect of the Loans, as the same shall be increased, modified and consolidated pursuant to Sections 2.01 and 4.02. Initially, the Mortgage shall be in the amount of the Initial Funding and the amount thereof shall increase as fundings of the Loans are made, as more particularly provided in Sections 2.01 and 4.02.

                  "Mortgaged Property" means the Property, the Improvements thereon and all other property constituting the "Mortgaged Property", as said quoted term is defined in the Mortgage.

                  "Multiemployer Plan" means a Plan defined as such in Section 3(37) of ERISA to which contributions have been made by Borrower, Guarantor or any ERISA Affiliate and which is covered by Title IV of ERISA.

                  "Net Cash Flow" means, for any period, the amount by which (a) actual gross receipts from Borrower's interests in the Property for such period, determined on a cash basis (generated from all the items enumerated in clause
(a) of the definition of "Pro-Forma Net Operating Income" in this Section), exceeds (b) the sum of (i) all actual operating expenses (including, without limitation, the items enumerated in clause (b) of said definition of "Pro-Forma Net Operating Income") plus those capital expenditures enumerated in subclauses
(ii), (iii) and (iv) of said clause (b) of said definition of "Pro Forma Net Operating Income" with respect to Borrower's interests in the Property for such period, determined on a cash basis, and (ii) actual interest expense on the Loans for such period.

                  "Non-Delinquent   Lender"  means  each  Lender  other  than  a
Delinquent Lender.

                  "Non-Excluded  Taxes"  has the  meaning  specified  in Section
12.15.

                  "919 Associates" means 919 Third Avenue Associates L.P., Borrower's predecessor as owner of the Improvements.

                  "Note" has meaning specified in Section 2.08.

                  "Obligations" means each and every obligation, covenant and agreement of Borrower, now or hereafter existing, contained in this Agreement, and any of the other Loan Documents, whether for principal, reimbursement obligations, interest, fees, expenses, indemnities or otherwise, and any amendments or supplements thereto, extensions or renewals thereof or replacements therefor, including, but not limited to, all indebtedness, obligations and liabilities of Borrower to Administrative Agent and any Lender now existing or hereafter incurred under or arising out of or in connection with the Note, this Agreement, the other Loan Documents, and any documents or instruments executed in connection therewith; in each case whether direct or indirect, joint or several, absolute or contingent, liquidated or unliquidated, now or hereafter existing, renewed or restructured, including all indebtedness of Borrower, under any instrument now or hereafter evidencing or securing any of the foregoing.

                  "Parent" means, with respect to any Lender, any Person controlling such Lender.

                  "Participant" and "Participation" have the respective meanings specified in Section 12.05.

                  "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

                  "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                  "Plan" means any employee benefit or other plan established or maintained, or to which contributions have been made, by Borrower, Guarantor or any ERISA Affiliate and which is covered by Title IV of ERISA or to which
Section 412 of the Code applies.

                  "Premises Documents" has the meaning given to such term in the Mortgage.

                  "presence", when used in connection with any Environmental Discharge or Hazardous Materials, means and includes presence, generation, manufacture, installation, treatment, use, storage, handling, repair, encapsulation, disposal, transportation, spill, discharge and release.

                  "Prime Rate" means that rate of interest from time to time announced by Wells Fargo (or any successor thereto) at its principal office (presently in San Francisco, California) as its prime commercial lending rate; or if Wells Fargo is replaced as Administrative Agent, the prime commercial lending rate announced by the successor Administrative Agent at its principal office.

                  "Principal   Amount"   means,   at  any  time,  the  aggregate
outstanding principal amount of the Note.

                  "Projected Actual Debt Service" means, as of any Determination Date, the product of the average Principal Amount that is anticipated to be outstanding during the immediately ensuing twelve (12)-month period multiplied by the weighted average actual interest rate per annum in effect under the Note as of such Determination Date.

                  "Pro-Forma Net Operating Income" means, for any prospective twelve (12)-month period, an amount, reasonably determined by Administrative Agent, equal to:

                        (a) all revenues from the operation of Borrower's interests in the Property during such period, determined in accordance with GAAP (but adjusted to eliminate the effects of straight-lining of rents and further adjusted to exclude (i) any rent receivables more than one hundred twenty (120) days old and (ii) extraordinary and non-recurring sources of income), including all rental and other payments, including, without limitation, base rent, additional rent, promotional revenues, percentage rent, parking rental and payments for common area maintenance, taxes, insurance and operating expenses and lease termination payments, excluding tenant security deposits and Tenant LCs until such security deposits or drawings under Tenant LCs are actually applied to tenants' obligations, and interest on such deposits;

                  minus

                        (b) all expenses in connection with Borrower's interests
                  in the Property during such period, determined in accordance with GAAP, including insurance premiums, real estate taxes, ground rent (adjusted to eliminate the effect of straight-lining of rents), leasing expenses, promotional expenses, maintenance and repair expenses, management fees equal to $0.30 per square foot of the Improvements per annum and any other operational expenses, all as determined in accordance with GAAP, but not including (i) debt service payable under the Loans or the Subordinate Loan, (ii) that portion of the cost of any capital improvements, repairs, replacements, alterations or equipment and other costs which will be capitalized and depreciated or amortized on Borrower's Financial Statements, including non-cash expenses such as depreciation and amortization, provided that such deduction is in accordance with GAAP, (iii) that portion of brokerage commissions and tenant incentives (including, without limitation, tenant improvement costs and expenses) relating to the leasing of the Property, or portions thereof, and legal fees relating to negotiation of leases at the Property, or portions thereof (in each case, including extensions or renewals), which are capitalized and depreciated or amortized on Borrower's Financial Statements in accordance with GAAP,
                  (iv) costs of repairing or restoring the Property, or portions thereof, after fire, casualty or condemnation, not covered by insurance, (v) interest paid by Borrower to tenants on security deposits collected under leases of the Property, or portions thereof, (vi) any security deposits returned by Borrower during such period to tenants under leases of the Property, or portions thereof, (vii) any income or capital gains taxes payable upon the income or capital gains of Borrower or its members and (viii) funds deposited or required to be deposited into the Debt Service Reserve Account.

                  "Property" means the real property located at 919 Third Avenue, New York, New York on which the Improvements are situated and which is more particularly described on Schedule A to the Mortgage.

                  "Pro Rata Share" means, for purposes of this Agreement and with respect to each Lender, a fraction, the numerator of which is the amount of such Lender's Loan Commitment and the denominator of which is the Total Loan Commitment.

                  "Prohibited  Transaction" means any transaction  proscribed by
Section 406 of ERISA or Section 4975 of the Code and to which no statutory or administrative exemption applies.

                  "Reckson"  means  Reckson  Operating   Partnership,   L.P.,  a
Delaware limited partnership which is owner of 100% of the common equity interests in Metropolitan.

                  "Reckson Credit Facility" means the credit facility extended to Reckson pursuant to that certain Revolving Credit Agreement dated September 7, 2000 among Reckson (as borrower), the lenders signatory thereto and The Chase Manhattan Bank (as Administrative Agent), including any and all replacements or refinancings thereof.

                  "Reckson  Indebtedness" means,  individually and collectively,
(1) any or all of Reckson's public unsecured indebtedness and (2) Reckson's indebtedness under the Reckson Credit Facility.

                  "Refinance DSCR" means, as of any Determination Date, the ratio, as reasonably determined by Administrative Agent, of (1) Adjusted Pro-Forma Net Operating Income for the immediately ensuing twelve (12) month period to (2) Hypothetical Annual Debt Service for such Determination Date.

                  "Regulation  D"  and   "Regulation   U"  mean,   respectively,
Regulation D and Regulation U of the Board of Governors of the Federal Reserve System.

                  "Regulatory Change" means, with respect to any Lender, any change after the date of this Agreement in federal, state, municipal or foreign laws or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of lenders including such Lender of or under any federal, state, municipal or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

                  "Relevant Documents" has the meanings specified in Section 11.02.

                  "Reportable  Event"  means  any of the  events  set  forth  in
Section 4043(c) of ERISA, other than those events as to which the thirty (30) day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg. ss. 2615.

                  "Required Lenders" means, at any time, those Lenders having Pro Rata Shares aggregating at least 66 2/3%; provided, however, that during the existence of an Event of Default, the "Required Lenders" shall be those Lenders holding at least 66 2/3% of the then aggregate unpaid principal amount of the Loans.

                  "Schulte Lease" means the lease dated as of May 13, 1998 between 919 Associates, as landlord, and Schulte Roth & Zabel LLP, as tenant, covering approximately 212,000 net rentable square feet of the Improvements, as assigned to Borrower by assignment dated as of the date hereof.

                  "Solvency Certificate" means a certificate in the form of EXHIBIT D.

                  "Solvent" means, when used with respect to any Person, that the fair value of the property of such Person, on a going concern basis, is greater than the total amount of liabilities (including, without limitation, contingent liabilities) of such Person.

                  "Subordinate Lender" means Metropolitan 919 Manager LLC, a Delaware limited liability company which is the sole managing member of Borrower. 100% of the equity interests in Subordinate Lender are owned by Metropolitan.

                  "Subordinate Loan" means the loan, initially in an amount not to exceed $95,000,000 (which amount shall decrease as portions of the Subordinate Mortgage are assigned to Administrative Agent in accordance with Sections 2.01 and 4.02), from Subordinate Lender to Borrower secured by the Subordinate Mortgage.

                  "Subordinate Mortgage" means the mortgage, beneficially held by Subordinate Lender, of Borrower's interest in the Property, subordinate in all respects to the Mortgage, that secures the Subordinate Loan.

                  "Subordinate Mortgage Assignment" means the Assignment of Mortgage Loan, dated the date hereof, from Subordinate Lender to Administrative Agent whereby all documents (other than guaranties) evidencing or securing the Subordinate Loan are assigned as security for the payment and performance of the Obligations.

                  "Subordination Agreement" means the Subordination Agreement, dated the date hereof, between Administrative Agent and Subordinate Lender whereby, among other things, the Subordinate Loan and all documents evidencing, securing or otherwise relating thereto (other than guaranties from Persons unrelated to Borrower or Guarantor) are subordinated in all respects to the Loans and the Loan Documents.

                  "Substitute   Lender"  and  "Substitution   Notice"  have  the
respective meanings specified in Section 3.07.

                  "Supplemental Letter Agreement" means that certain letter agreement, dated the date hereof, between Merrill Lynch and Borrower.

                  "Tenant LCs" means any and all letters of credit issued for the benefit of the landlord under any lease of portions of the Improvements to secure the payment and performance of the obligations of the tenant thereunder, including, without limitation, (1) in the case of the Debevoise Lease, those certain letters of credit dated November 20, 1998 and February 11, 2000, respectively, each issued by Citibank, N.A. and in the face amount of $2,500,000, together with those letters of credit to be issued by Citibank, N.A. or another nationally recognized commercial bank after the date hereof, all of such existing and future letters of credit to increase to an aggregate amount of at least $25,000,000 and (2) in the case of the Schulte Lease, that certain letter of credit dated May 20, 1998 issued by Citibank, N.A. in the face amount of $4,975,405, as amended by amendment dated June 16, 2000 increasing the face amount thereto $9,536,535. Tenant LCs shall be subject to reduction from time to time in accordance with the terms of the applicable lease.

                  "this Agreement" means this Secured Loan Agreement.

                  "Title Insurer" means the issuer(s) of the title insurance policy(ies) insuring the Mortgage.

                  "Total Loan Commitment" means an amount equal to the aggregate amount of all Loan Commitments.

                  "United States" and "U.S." mean the United States of America.

                  "Wells Fargo" has the meaning specified in the preamble.

                  "Work" means the performance of all work and the payment of all costs thereof (including tenant inducements and leasing commissions) (1) under Borrower's capital improvement program in respect of the Property, as reflected in the Excel Spreadsheet entitled "919 Third Revised Budget" supplied by Borrower to Merrill Lynch attached hereto as EXHIBIT F, and (2) as are necessary to satisfy fully the landlord's pre-rent-commencement requirements and obligations under the Debevoise Lease, the Schulte Lease and the BNP Lease.

                  Section 1.02 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, and all financial data required to be delivered hereunder shall be prepared in accordance with GAAP.

                  Section 1.03 Computation of Time Periods. Except as otherwise provided herein, in this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and words "to" and "until" each means "to but excluding".

                  Section 1.04 Rules of Construction. Except as provided otherwise, when used in this Agreement, (i) "or" is not exclusive, (ii) a reference to a Law includes any amendment, modification or supplement to, or replacement of, such Law, (iii) a reference to a Person includes its permitted successors and permitted assigns, (iv) all terms defined in the singular shall have a correlative meaning when used in the plural and vice versa, (v) a reference to an agreement, instrument or document shall include such agreement, instrument or document as the same may be amended, modified or supplemented from time to time in accordance with its terms and, if applicable, as permitted by the Loan Documents, (vi) all references to Articles, Sections or Exhibits shall be to Articles, Sections and Exhibits of this Agreement unless otherwise indicated, (vii) "hereunder", "herein", "hereof" and the like refer to this Agreement as a whole and (viii) all Exhibits to this Agreement shall be incorporated herein. Any table of contents and the headings and captions hereunder are for convenience only and shall not affect the interpretation or construction hereof.

                                   ARTICLE II

                                    THE LOANS

                  Section 2.01 The Loans. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make, and Borrower agrees to accept, a loan to Borrower (each such loan by a Lender, a "Loan"; such loans, collectively, the "Loans") in an amount up to such Lender's Loan Commitment. The Loans shall be funded in installments as follows. The Initial Funding will be in the amount of $200,000,000 and shall be made upon Borrower's satisfaction of the conditions set forth in Section 4.01. Fundings of the Loans subsequent to the Initial Funding (including fundings of the "Debt Service Allocation" referred to below) shall be made in each case by Lenders' purchasing from Subordinate Lender a severed portion of the indebtedness secured by the Subordinate Mortgage, each such portion to be in a principal amount equal to the amount of the funding. A substitute note and mortgage evidencing and securing such indebtedness being purchased will, contemporaneously with the making of the funding, be consolidated with, and modified to be on the same terms as, the then-existing Note and Mortgage (and thereupon will become part of the Note and the Mortgage). The proceeds of fundings of the Loans subsequent to the Initial Funding, representing the purchase price from Lenders to Subordinate Lender for such indebtedness, shall be made available to Borrower by Subordinate Lender pursuant to a loan agreement between them which shall provide, among other things, that such proceeds shall be funded by Subordinate Lender to Borrower to be used as set forth below. Subsequent fundings, in an aggregate amount equal to
(x) the excess, if any, of $230,000,000 over the amount of the Initial Funding plus (y) portions of the Debt Service Allocation (as hereinafter defined) made available for disbursement to Borrower as provided in the next paragraph of this Section, shall be made no more frequently than three (3) times per month after the date of the Initial Funding upon Borrower's satisfaction of the applicable conditions set forth in Section 4.02. Subject to the provisions of the next paragraph of this Section, the amount of each funding subsequent to the Initial Funding shall be in increments of $5,000,000 (unless less than $5,000,000 is available for disbursement pursuant to the terms hereof at the time of any subsequent funding, in which case the amount of such subsequent funding shall be equal to such remaining availability).

                  Initially, a $20,000,000 portion (the "Debt Service Allocation") of that portion of the Loans not funded as part of the Initial Funding shall be available only for the purpose of paying Debt Service Deficiencies as provided in Section 2.15 and, if the provisions of Section 2.17 are applicable, an additional portion of the Loans shall be available only for the purpose specified in Section 2.17. The amount of the Debt Service Allocation (less portions thereof actually funded to pay Debt Service Deficiencies as provided in said Section 2.15) shall be reduced, and the amount of any such reduction made available to Borrower for disbursement as fundings subsequent to the Initial Funding under the preceding paragraph of this Section, if and to the extent that Borrower demonstrates, to the reasonable satisfaction of Administrative Agent, that Borrower has paid interest under the Note from sources other than the Loans or Adjusted Net Cash Flow (for example, by showing that the amount of interest paid by Borrower, other than from proceeds of the Loans, exceeds Adjusted Net Cash Flow for the applicable period of time). At such time as the Holdback Release DSCR is equal to or greater than 1.10 to 1.0 for two (2) consecutive Determination Dates, any remaining Debt Service Allocation shall be made available to Borrower for disbursement as fundings subsequent to the Initial Funding under the preceding paragraph of this Section.

                  The Loans may be outstanding as (i) Base Rate Loans, (ii) LIBOR Loans or (iii) a combination of the foregoing, as Borrower shall elect and notify Administrative Agent in accordance with Section 2.13. The LIBOR Loan and Base Rate Loan of each Lender shall be maintained at such Lender's Applicable Lending Office.

                  Section 2.02 Nature of Lenders' Obligations. The obligations of Lenders under this Agreement are several, and no Lender shall be responsible for the failure of any other Lender to make any funding of a Loan to be made by such other Lender. However, the failure of any Lender to make any funding of the Loan to be made by it hereunder on the date specified therefor shall not relieve any other Lender of its obligation to make any funding of its Loan specified hereby to be made on such date.

                  Section 2.03 Purpose. In no event shall proceeds of the Loans be used in a manner that would violate Regulation U or in connection with a hostile acquisition or for any illegal purpose.

                  Section 2.04 Procedures for Fundings. Borrower shall submit to Administrative Agent a request for each funding of proceeds of the Loans (other than the Initial Funding) no later than 11:00 a.m. (New York time) on the date which is five (5) Business Days prior to the date the funding is to be made. Administrative Agent, upon its receipt and approval of the request for funding, will so notify all Lenders either by telephone or by facsimile. Not later than 10:00 a.m. (New York time) on the date a requested funding is to be made, each Lender shall, through its Applicable Lending Office and subject to the conditions of this Agreement, make the amount to be funded by it on such day available to Administrative Agent, at Administrative Agent's Office and in immediately available FUNDS. The amount so received by Administrative Agent shall, subject to the conditions of this Agreement, be made available, in immediately available funds, by (i) in the case of the Initial Funding, Administrative Agent's wiring funds as shall be directed, or crediting such account as shall be designated by Borrower in its request for the funding or
(ii) in the case of subsequent fundings, Administrative Agent's crediting account no. 0713-939635 maintained by Subordinate Lender with Administrative Agent, which account, pursuant to Subordinate Lender's agreement with Borrower and Subordinate Lender's irrevocable authorization and direction to Administrative Agent contained in the Subordination Agreement, will, immediately following such crediting, be debited by the amount of such credit for the account of Borrower, and such amount shall then (A) be wire transferred to such account as may be designated by Borrower, in the case of fundings other than fundings of the Debt Service Allocation or (B) be applied by Administrative Agent in payment of interest on the Note, in the case of fundings of the Debt Service Allocation, in either case, as specified in Borrower's request for funding. Administrative Agent will make available to Borrower no later than 2:00 p.m. (New York time) on the date of the funding the funds received by Administrative Agent from Lenders.

                  Section 2.05 Interest Periods; Renewals. In the case of the LIBOR Loans, Borrower shall select an Interest Period of any duration in accordance with the definition of Interest Period in Section 1.01, subject to the following limitations: (i) no Interest Period may extend beyond the Maturity Date, (ii) if an Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next Business Day, unless such Business Day would fall in the next calendar month, in which event such Interest Period shall end on the immediately preceding Business Day and (iii) only eight
(8) discrete segments of a Lender's Loan bearing interest at a LIBOR Interest Rate, for a designated Interest Period, pursuant to a particular Election, Conversion or Continuation, may be outstanding at any one time (each such segment of each Lender's Loan corresponding to a proportionate segment of each of the other Lenders' Loans).

                  Upon notice to Administrative Agent as provided in Section 2.13, Borrower may Continue any LIBOR Loan on the last day of the Interest Period of the same or different duration in accordance with the limitations provided above.

                  Section 2.06 Interest. Borrower shall pay interest to Administrative Agent for the account of the applicable Lender on the outstanding and unpaid principal amount of the Loans, at a rate per annum as follows: (i) for Base Rate Loans at a rate equal to the Base Rate and (ii) for LIBOR Loans at a rate equal to the applicable LIBOR Interest Rate plus the Applicable Margin. Any principal amount not paid when due (when scheduled, at acceleration or otherwise) shall bear interest thereafter, payable on demand, at the Default Rate.

                  The interest rate on Base Rate Loans shall change when the Base Rate changes. Interest shall be calculated for the actual number of days elapsed on the basis of, in the case of LIBOR Loans, three hundred sixty (360) days and, in the case of Base Rate Loans, three hundred sixty five (365) days.

                  Accrued interest shall be due and payable in arrears upon and with respect to any payment or prepayment of principal and, in the case of both Base Rate Loans and LIBOR Loans, on each Interest Payment Date; provided, however, that interest accruing at the Default Rate shall be due and payable on demand.

Section 2.07      Fees.

                  (a) Borrower agrees to pay to Administrative Agent, for its own account, the periodic administration fee provided for in a separate agreement between Borrower and Administrative Agent.

                  (b) Borrower agrees to pay to Merrill Lynch, for the accounts of the parties specified therein, the fees provided for in the Supplemental Letter Agreement.

                  Section 2.08 Note. The Loans shall be evidenced by, and repaid with interest in accordance with, a single global promissory note of Borrower in the form of EXHIBIT B, duly completed and executed by Borrower, in a principal amount initially equal to the amount of the Initial Funding and thereafter increased at the time of each subsequent funding by the amount of such funding as provided in Sections 2.01 and 4.02, payable to Administrative Agent for the account of the respective Lenders, for the further account of their respective Applicable Lending Offices (such note, as the same may hereafter be increased, amended, modified, extended, severed, assigned, renewed or restated from time to time, including pursuant to Sections 2.01 and 4.02, the "Note"). The Note shall mature, and all outstanding principal and accrued interest and other sums thereunder shall be paid in full, on the Maturity Date, as the same may be accelerated.

                  Administrative Agent is hereby authorized by Borrower to endorse on the schedule attached to the Note, the amount of each funding of and each payment of principal received by Lenders under the Loans, which endorsement shall, in the absence of manifest error, be conclusive as to the outstanding balance of the Loans. The failure by Administrative Agent to make such notations with respect to the Loans or each funding or payment shall not limit or otherwise affect the obligations of Borrower under this Agreement or the Note.

                  Section 2.09 Prepayments. Borrower may, upon at least two (2) Business Days' notice to Administrative Agent in the case of the Base Rate Loans, and at least three (3) Business Days' notice to Administrative Agent in the case of LIBOR Loans, prepay the Loans; provided, however, that (i) each partial prepayment (other than a prepayment pursuant to Section 3.07 or Section 8.02(c)) shall be in a minimum amount of $1,000,000 and (ii) each prepayment shall include (A) all interest accrued on the amount of principal prepaid through the date of prepayment and (B) any amounts in connection with such prepayment that are payable pursuant to Article III. Amounts prepaid may not be reborrowed.

                  Section 2.10 Method of Payment. Borrower shall make each payment under this Agreement and under the Note not later than Noon (New York time) on the date when due in Dollars to Administrative Agent at Administrative Agent's Office in immediately available funds. Administrative Agent will thereafter, on the day of its receipt of each such payment, cause to be distributed to each Lender (i) such Lender's appropriate share (based upon the respective outstanding principal amounts and rate(s) of interest under the Loans of all Lenders) of the payments of principal and interest in like funds for the account of such Lender's Applicable Lending Office and (ii) fees payable to such Lender in accordance with the terms hereof.

                  Except to the extent otherwise provided herein, whenever any payment to be made hereunder or under the Note is due on any day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and other fees, as the case may be.

                  Notwithstanding the foregoing provisions of this Section, (x) Administrative Agent shall make no payment to a Delinquent Lender until the Non-Delinquent Lenders have been paid in full all outstanding principal, accrued and unpaid interest and any other sums owing to them under the Loan Documents, it being understood that payments of interest on account of the outstanding principal amount of the Note held by the Delinquent Lender shall be held by Administrative Agent in a non-interest bearing account and not distributed to the Delinquent Lender until such time as all principal, interest and other sums due to the Non-Delinquent Lenders have been paid in full, (y) any payments (other than interest, as provided in clause (x) above) which would otherwise be due a Delinquent Lender shall be distributed to the Non-Delinquent Lenders until such time as all principal, interest and other sums due to the Non-Delinquent Lenders have been paid in full (except that any such amounts otherwise due a Delinquent Lender received by Administrative Agent during an Election Period shall be retained by Administrative Agent until the expiration of the Election Period and either paid to the Delinquent Lender, if the delinquency is cured, or paid to the Non-Delinquent Lenders, if the delinquency is not cured) and (z) Administrative Agent shall deduct, from amounts due (or, in the case of a Delinquent Lender, amounts that would otherwise be payable to such Delinquent Lender being held by Administrative Agent pursuant to clause (x) above) a Lender in default under its obligations under Section 10.05, the amount owing by such Lender pursuant to said Section 10.05 and pay the amount so deducted to itself, the other Lenders, or such other party as is entitled to such amount, as applicable. If Borrower pays amounts that are not distributed to a Delinquent Lender in accordance with this Section, such failure to distribute shall not constitute a Default.

                  Section 2.11 Elections, Conversions or Continuation of Loans. Subject to the provisions of Article III and Sections 2.05 and 2.12, Borrower shall have the right to Elect to have all or a portion of the funding of the Loans be LIBOR Loans, to Convert Base Rate Loans into LIBOR Loans, to Convert LIBOR Loans into Base Rate Loans, or to Continue LIBOR Loans as LIBOR Loans, at any time or from time to time, provided that (i) Borrower shall give Administrative Agent notice of each such Election, Conversion or Continuation as provided in Section 2.13 and (ii) a LIBOR Loan may be Converted or Continued only on the last day of the applicable Interest Period for such LIBOR Loan. Except as otherwise provided herein, each Election, Continuation and Conversion shall be applicable to each Lender's Loan in accordance with its Pro Rata Share.

                  Section 2.12 Minimum Amounts. With respect to the Loans as a whole, each Election (other than an Election with regard to a funding of the Debt Service Allocation) and each Conversion shall be in an amount at least equal to $1,000,000 and in integral multiples of $100,000.

                  Section 2.13 Certain Notices Regarding Elections, Conversions and Continuations of Loans. Notices by Borrower to Administrative Agent of Elections, Conversions and Continuations of LIBOR Loans shall be irrevocable and shall be effective only if received by Administrative Agent not later than 10:00 a.m. (New York time) on the number of Business Days prior to the date of the relevant Election, Conversion or Continuation specified below:

                                                      Number of Business
                                                       Days Prior Notice
                                                       -----------------

Conversions into Base Loans                                 two (2)

Elections of, Conversions into or                           three (3)
Continuations as, LIBOR Loans

Promptly following its receipt of any such notice, Administrative Agent shall so advise all Lenders either by telephone or by facsimile. Each such notice of Election shall specify the portion of the amount of the funding that is to be LIBOR Loans (subject to Section 2.12) and the duration of the Interest Period applicable thereto (subject to Section 2.05); each such notice of Conversion shall specify the LIBOR Loans or Base Rate Loans to be Converted; and each such notice of Conversion or Continuation shall specify the date of Conversion or Continuation (which shall be a Business Day), the amount thereof

(subject to Section 2.12) and the duration of the Interest Period applicable thereto (subject to Section 2.05). In the event Borrower fails to furnish a notice of Election three (3) Business Days prior to the scheduled date for a funding of the Loans, Borrower shall be deemed to have Elected that such funding be a LIBOR Loan with an Interest Period of one (1) month, unless such Interest Period would expire after the Maturity Date, in which case such funding shall be a Base Rate Loan. With respect to any portion of the Loans that is a LIBOR Loan, in the event that Borrower fails to furnish a notice to Administrative Agent within the time periods set forth above either to Convert or Continue such portion of the Loans, such portion shall automatically be Continued as a LIBOR Loan with an Interest Period of one (1) month, unless such Interest Period would expire after the Maturity Date, in which case such portion of the Loans will automatically be Converted to a Base Rate Loan.

                  Section 2.14 Late Payment Premium. Borrower shall, at Administrative Agent's option, pay to Administrative Agent for the account of Lenders a late payment premium in the amount of 4% of any payments of interest under the Loans made more than ten (10) days after the due date thereof, which shall be due with any such late payment.

                  Section 2.15 Debt Service Reserve. On or before the Closing Date, Borrower shall establish an interest-bearing account (the "Debt Service Reserve Account"), to be maintained with and controlled by Administrative Agent, into which Borrower shall deposit, no later than five (5) Business Days prior to each Interest Payment Date, an amount at least equal to the interest becoming due and payable on such Interest Payment Date. Administrative Agent is hereby irrevocably authorized and directed, on each Interest Payment Date, to withdraw from the Debt Service Reserve Account an amount equal to the interest then due and payable under the Note and to distribute to each Lender such Lender's appropriate share thereof for the account of such Lender's Applicable Lending Office. If, however, five (5) Business Days prior to any Interest Payment Date, the amount on deposit in the Debt Service Reserve Account is not sufficient to pay the interest to become due and payable on such Interest Payment Date (the amount of any such insufficiency, the "Debt Service Deficiency"), Administrative Agent shall, on such fifth (5th) Business Day prior to the Interest Payment Date, so notify Borrower and each Lender, and each Lender shall fund, on such Interest Payment Date, proceeds of its Loan in an amount equal to its Pro Rata Share of the Debt Service Deficiency. Such notice to Borrower and Lenders will indicate whether the making of the funding would result in a breach of Borrower's covenants under Section 7.03 and, if such breach would result, will specify the additional amount required to be hedged to avoid default under
Section 7.03. Proceeds of the Loans so funded by Lenders shall effect a dollar for dollar reduction in the Debt Service Allocation. Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, to the extent a Delinquent Lender is obligated under this Agreement to fund proceeds of its Loan in respect of interest on the Note, and fails to do so, such portion of the interest on the Delinquent Lender's Loan (i.e., the interest on the Delinquent Lender's Loan that, absent the Delinquent Lender's failure to fund, would have been paid by fundings of the Debt Service Allocation) shall accrue (without interest on such interest not funded) and payment thereof shall be deferred until the Maturity Date (whether as stated or by acceleration or otherwise), it being understood that the maximum amount of interest that may be so deferred shall be the undisbursed portion of the Delinquent Lender's portion of the Debt Service Allocation. Accordingly, failure of Borrower to pay such interest that was required to be, but was not in fact, funded on a particular Interest Payment Date shall not constitute a Default. Interest earned by Borrower on the Debt Service Reserve Account shall be remitted to Borrower on the Interest Payment Date.

                  Section 2.16  Extension of Maturity.  Borrower  shall have the option, exercisable twice, to extend the Maturity Date for a period of one (1) year each, subject to, in each case, (i) Administrative Agent's receipt of a written request from Borrower for such extension not later than thirty (30) days prior to the Maturity Date to be extended, (ii) the absence, as of the Maturity Date to be extended, of any Event of Default, (iii) Administrative Agent's receipt prior to the Maturity Date to be extended, for the account of Lenders in accordance with their Pro Rata Shares, of an extension fee in an amount equal to 0.25% of the Principal Amount to be extended, (iv) the execution and delivery of such note extension agreements as Administrative Agent may reasonably require,
(v) the evidence of the lien-free completion of the Work, as required by Section 6.14, shall have been provided by Borrower, (vi) Borrower's compliance with the financial covenants set forth in Section 8.01 and there being no cash flow sweep, as contemplated by Section 8.02, in effect, each as of the Maturity Date to be extended and (vii) Borrower's entering into one or more interest rate protection agreement(s), covering the extended term of the Loans, mutually acceptable to Borrower and the Required Lenders, and executing and delivering to Administrative Agent an assignment thereof substantially in the form of the Cap Assignment (and causing the counterparty under each such interest rate protection agreement to consent to such assignment). Notwithstanding anything to the contrary contained herein, there shall be no further fundings of proceeds of the Loans during any extension term and, following Borrower's exercise of the first extension option as provided above, the Loan Commitments of the Lenders with respect to any then undisbursed proceeds of the Loans shall automatically terminate.

                  Section  2.17  Interest  Rate Cap  during  Third Year of Term.

                  (a) If Borrower opts to enter into a two (2)-year interest rate cap pursuant to clause (y) of paragraph (27) of Section 4.01, but not otherwise, then the provisions of this Section shall apply. Borrower acknowledges and agrees that, during the first two (2) years of the term of the Loans, Lenders shall withhold from disbursement a portion of the Loans (which shall be in addition to the Debt Service Allocation) an amount equal to the cost, as reasonably determined by Administrative Agent, as of each Determination Date, which determination shall be effective for the immediately following calendar quarter (the "Cap Cost"), that Borrower would be required to pay to obtain a forward interest rate cap, covering a notional principal amount equal to the anticipated Principal Amount from time to time during the third year of the term of the Loans, providing for a capped rate of no more than 9.25% per annum (the floating rate being, at Borrower's option, the one (1)-, two (2)- or three (3) month LIBOR Base Rate), for a term coinciding with the third year of the term of the Loans. The total amount held back as of any date shall be the Cap Cost in effect for such date, as the same may increase or decrease in accordance with the foregoing. The parties hereto acknowledge that for the period from the date hereof through December 31, 2000, the Cap Cost is $206,000, and such amount will be held back from availability under the Loans for purposes of the Initial Funding and any subsequent fundings during such period. Borrower covenants that if, at any time during the first two (2) years of the terms of the Loans, the Cap Cost exceeds the amount of the undisbursed portion of the Loans (other than the Debt Service Allocation), Borrower shall, within three (3) Business Days after demand by Administrative Agent, deposit an amount equal to such excess with Administrative Agent, which amount shall be deposited by Administrative Agent into an interest-bearing, "blocked" cash collateral account to be established with Administrative Agent (the "Cap Collateral Account") and held by Administrative Agent for the benefit of Lenders as hereinafter provided. Borrower hereby assigns the Cap Collateral Account and all sums therein, including interest thereon, to Administrative Agent, for the benefit of Lenders, as security for the payment and performance of the Obligations and acknowledges that Borrower shall have no right to such sums except to the extent specifically provided for herein. Borrower further acknowledges that Administrative Agent shall retain possession of all documents evidencing the Cap Collateral Account to perfect its security interest therein. Notwithstanding anything to the contrary contained herein, upon the occurrence of an Event of Default, Administrative Agent may, at the option of the Required Lenders, apply any and all sums in the Cap Collateral Account (including interest) to the immediate reduction of the Principal Amount and/or accrued and unpaid interest and/or other sums payable hereunder or under the Note or other Loan Documents, in such order and amounts as the Required Lenders shall elect. Administrative Agent is hereby appointed Borrower's attorney-in-fact for the purpose of withdrawing any and all sums from the Cap Collateral Account. Borrower agrees to execute such further documents (including security agreements and UCC-1 financing statements) and do such further acts as Administrative Agent may reasonably request to confirm or perfect the assignment and security interest provided for in this Section.

                  (b) Borrower covenants that it will, on or before the second anniversary of the date hereof, enter into an interest rate cap agreement, with a counterparty reasonably satisfactory to Administrative Agent, conforming to the requirements of paragraph (a) above, and will execute and deliver to Administrative Agent an assignment thereof substantially in the form of the Cap Assignment (and will cause the counterparty under such cap agreement to consent to such assignment). The amount withheld from disbursement pursuant to paragraph
(a) above shall be disbursed to pay Borrower's cost of obtaining such interest rate cap, and for no other purpose; provided, however, that if the amount withheld exceeds the actual cost Borrower pays for such interest rate cap, the restrictions of this Section shall not apply to the funding of such excess.

                  (c) Upon Borrower's entering into an interest rate cap agreement and delivering an assignment thereof consented to be the counterparty as required by paragraph (b) above, the provisions of paragraph (a) shall cease to apply, and Administrative Agent shall, within three (3) Business Days after the satisfaction of such conditions, release all sums (including interest), if any, then on deposit in the Cap Collateral Account to Borrower and such sums shall be deemed free of the assignment and security interest created pursuant to this Section, and Administrative Agent shall execute such further documents (including UCC termination statements) to confirm the foregoing as Borrower shall reasonably request.

                                  ARTICLE III

                       YIELD PROTECTION; ILLEGALITY; ETC.

                  Section 3.01 Additional Costs. Borrower shall pay directly to Administrative Agent, for the account of the applicable Lender, from time to time within thirty (30) days after demand, any increased costs actually incurred by such Lender resulting from its making or maintaining a LIBOR Loan, or its obligation to make or maintain a LIBOR Loan, or its obligation to Convert a Base Rate Loan to a LIBOR Loan hereunder, or any reduction in any amount receivable by such Lender hereunder in respect of its LIBOR Loan or such obligations (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), in each case resulting from any Regulatory Change which:

                        (1) changes the basis of taxation of any amounts payable
                  to such Lender under this Agreement or the Note in respect of any such LIBOR Loan (other than changes in the rate of general corporate, franchise, branch profit, net income or other income tax imposed on such Lender or its Applicable Lending Office by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office); or

                        (2) (other than to the extent the LIBOR Reserve Requirement is taken into account in determining the LIBOR Rate at the commencement of the applicable Interest Period) imposes or modifies any reserve, special deposit, deposit insurance or assessment, minimum capital, capital ratio or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Lender (including any LIBOR Loan or any deposits referred to in the definition of "LIBOR Interest Rate" in Section 1.01), or any commitment of such Lender (including such Lender's Loan Commitment hereunder); or

                        (3) imposes any other condition affecting this Agreement
                  or  the  Note  (or  any  of  such   extensions  of  credit  or
                  liabilities).

                  In connection with the foregoing, each Lender agrees not to seek compensation from Borrower for any Additional Costs unless such Lender is generally seeking similar compensation for such Additional Costs from its similarly situated borrowers and each Lender shall use commercially reasonable efforts to mitigate the amount of Additional Costs (which shall not require such Lender to incur any material costs or to restructure or reallocate any assets other than its Loan).

                  Without limiting the effect of the provisions of the first paragraph of this Section, in the event that, by reason of any Regulatory Change, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits of other liabilities of such Lender which includes deposits by reference to which the LIBOR Interest Rate is determined as provided herein or a category of extensions of credit or other assets of such Lender which includes loans based on the LIBOR Interest Rate or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Lender so elects by notice to Borrower (with a copy to Administrative Agent), the obligation of such Lender to permit Elections of, to Continue, or to Convert Base Rate Loans into, LIBOR Loans shall be suspended (in which case the provisions of Section 3.04 shall be applicable) until such Regulatory Change ceases to be in effect.

                  Determinations and allocations by a Lender for purposes of this Section of the effect of any Regulatory Change pursuant to the first or second paragraph of this Section, on its costs or rate of return of making or maintaining its Loan or portions thereof or on amounts receivable by it in respect of its Loan or portions thereof, and the amounts required to compensate such Lender under this Section, shall be conclusive absent manifest error.

                  Section 3.02 Limitation on Types of Loans. Anything herein to the contrary notwithstanding, if on or prior to the determination of the LIBOR Interest Rate for any Interest Period:

                        (1) Administrative Agent determines (which determination
                  shall be conclusive absent manifest error) that quotations of interest rates for the relevant deposits referred to in the definition of "LIBOR Interest Rate" in Section 1.01 are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for the LIBOR Loans as provided herein; or

                        (2) a Lender  determines (which  determination  shall be
                  conclusive) and promptly notifies Administrative Agent that the relevant rates of interest referred to in the definition of "LIBOR Interest Rate" in Section 1.01 upon the basis of which the rate of interest for LIBOR Loans for such Interest Period is to be determined do not adequately cover the cost to such Lender of making or maintaining such LIBOR Loan for such Interest Period;

then Administrative Agent shall give Borrower prompt notice thereof, and so long as such condition remains in effect, Lenders (or, in the case of the circumstances described in clause (2) above, the affected Lender) shall be under no obligation to permit Elections of LIBOR Loans, to Convert Base Rate Loans into LIBOR Loans or to Continue LIBOR Loans and Borrower shall, on the last day(s) of the then current Interest Period(s) for the affected outstanding LIBOR Loans, either (x) prepay the affected LIBOR Loans or (y) Convert the affected LIBOR Loans into Base Rate Loans in accordance with Section 2.11.

                  Section 3.03 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to honor its obligation to make or maintain a LIBOR Loan hereunder, to allow Elections of a LIBOR Loan or to Convert a Base Rate Loan into a LIBOR Loan, then such Lender shall promptly notify Administrative Agent and Borrower thereof and such Lender's obligation to make or maintain a LIBOR Loan, or to permit Elections of, to Continue, or to Convert its Base Rate Loan into, a LIBOR Loan shall be suspended (in which case the provisions of Section 3.04 shall be applicable) until such time as such Lender may again make and maintain a LIBOR Loan.

                  Section 3.04 Treatment of Affected Loans. If the obligations of any Lender to make or maintain a LIBOR Loan, or to permit an Election of a LIBOR Loan, to Continue its LIBOR Loan, or to Convert its Base Rate Loan into a LIBOR Loan, are suspended pursuant to Sections 3.01 or 3.03 (each LIBOR Loan so affected being herein called an "Affected Loan"), such Lender's Affected Loan shall be automatically Converted into a Base Rate Loan on the last day of the then current Interest Period for the Affected Loan (or, in the case of a Conversion (or conversion) required by Sections 3.01 or 3.03, on such earlier date as such Lender may specify to Borrower).

                  To the extent that such Lender's Affected Loan has been so Converted (or the interest rate thereon so converted), all payments and prepayments of principal which would otherwise be applied to such Lender's Affected Loan shall be applied instead to its Base Rate Loan and such Lender shall have no obligation to Convert its Base Rate Loan into a LIBOR Loan.

                  Section 3.05 Certain Compensation. Borrower shall pay to Administrative Agent, for the account of the applicable Lender, upon the written request of such Lender through Administrative Agent (which request shall include a calculation of the amount(s) due), such amount or amounts to compensate it for any loss, cost or expense actually incurred by such Lender that is attributable to:

                        (1) any payment,  prepayment  or  Conversion  of a LIBOR
                  Loan made by such Lender on a date other than the last day of an applicable Interest Period, whether by reason of acceleration or otherwise; or

                        (2) any failure by Borrower for any reason to Convert or
                  Continue a LIBOR Loan to be Converted or Continued by such Lender on the date specified therefor in the relevant notice under Section 2.13 (it being understood that no notice of Continuation or Conversion is required in the case of an automatic Continuation or Conversion pursuant to the last sentence of Section 2.13, but that Borrower will be deemed to give such notice); or

                        (3) any failure by Borrower to borrow (or to qualify for
                  a borrowing of) a LIBOR Loan which would otherwise be made hereunder on the date specified in the relevant Election notice under Section 2.13 (it being understood that no notice of Election is required in the case of a deemed Election pursuant to the second to last sentence of Section 2.13, but that Borrower will be deemed to give such notice).

                  Without limiting the foregoing, such compensation shall include an amount equal to the present value (using as the discount rate an interest rate equal to the rate determined under clause (y) below) of the excess, if any, of (x) the amount of interest (exclusive of the Applicable Margin) which otherwise would have accrued on the principal amount so paid, prepaid, Converted or Continued (or not Converted, Continued or borrowed) for the period from the date of such payment, prepayment, Conversion or Continuation (or failure to Convert, Continue or borrow) to the last day of the then current applicable Interest Period (or, in the case of a failure to Convert, Continue or borrow, to the last day of the applicable Interest Period which would have commenced on the date specified therefor in the relevant notice) at the applicable rate of interest for the LIBOR Loan provided for herein, over (y) the amount of interest (as reasonably determined by such Lender) based upon the interest rate which such Lender would have bid in the London interbank market for Dollar deposits, for amounts comparable to such principal amount and maturities comparable to such period. A determination of any Lender as to the amounts payable pursuant to this Section shall be conclusive absent manifest error.

                  Section 3.06 Capital Adequacy. If any Lender shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Lender (or its Parent) as a consequence of such Lender's obligations hereunder to a level below that which such Lender (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within fifteen (15) days after demand by such Lender (with a copy to Administrative Agent), Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender (or its Parent) for such reduction; provided, however, that no Lender shall be permitted to recover any such amounts that relate to any period prior to the date one hundred twenty (120) days prior to the date of such demand. A certificate of any Lender claiming compensation under this Section, setting forth in reasonable detail the basis therefor, shall be conclusive absent manifest error.

                  Section 3.07 Substitution of Lenders. If any Lender (an "Affected Lender") (i) makes demand upon Borrower for (or if Borrower is otherwise required to pay) Additional Costs pursuant to Section 3.01 or amounts pursuant to Section 3.06 or (ii) gives notice to Borrower that such Lender is unable to make or maintain a LIBOR Loan as a result of a condition described in
Section 3.03 or clause (2) of Section 3.02, Borrower may, within ninety (90) days of receipt of such demand or notice (or the occurrence of such other event causing Borrower to be required to pay Additional Costs or amounts pursuant to
Section 3.06 or causing Section 3.03 or clause (2) of Section 3.02 to be applicable), as the case may be, give notice (a "Substitution Notice") to Administrative Agent and to each Lender of Borrower's intention either (x) to prepay in full the Affected Lender's Loan and to terminate the Affected Lender's entire Loan Commitment or (y) to replace the Affected Lender with another financial institution (a "Substitute Lender") designated in such Substitution Notice.

                  In the event Borrower opts to give the notice provided for in clause (x) above, and if the Affected Lender shall not agree within thirty (30) days of its receipt thereof to waive the payment of the Additional Costs or amounts pursuant to Section 3.06 in question or the effect of the circumstances described in Section 3.03 or clause (2) of Section 3.02, then, so long as no Event of Default shall exist, Borrower may terminate the Affected Lender's entire Loan Commitment, provided that in connection therewith it pays to the Affected Lender all outstanding principal and accrued and unpaid interest under the Affected Lender's Loan, together with all other amounts, if any, due from Borrower to the Affected Lender, including all amounts properly demanded and unreimbursed under this Article III.

                  In the event Borrower opts to give the notice provided for in clause (y) above, and if (A) Administrative Agent shall, within thirty (30) days of its receipt of the Substitution Notice, notify Borrower and each Lender in writing that the proposed Substitute Lender is reasonably satisfactory to Administrative Agent and (B) the Affected Lender shall not, prior to the end of such thirty (30)-day period, agree to waive the payment of the Additional Costs or amounts pursuant to Section 3.06 in question or the effect of the circumstances described in Section 3.03 or clause (2) of Section 3.02, then the Affected Lender shall, so long as no Event of Default shall exist, assign all of its rights and obligations under this Agreement and the Note to the Substitute Lender, and the Substitute Lender shall assume all of the Affected Lender's rights and obligations, pursuant to an agreement, substantially in the form of an Assignment and Assumption Agreement, executed by the Affected Lender and the Substitute Lender. In connection with such assignment and assumption, the Substitute Lender shall pay to the Affected Lender an amount equal to the outstanding principal amount under the Affected Lender's Loan plus all interest accrued thereon, plus all other amounts, if any (other than the Additional Costs in question), then due and payable to the Affected Lender; provided, however, that prior to or simultaneously with any such assignment and assumption, Borrower shall have paid to such Affected Lender all amounts properly demanded and unreimbursed under this Article III. Upon the effective date of such assignment and assumption and the payment by the Substitute Lender to Administrative Agent of a fee, for Administrative Agent's own account, in the amount of $3,500, the Substitute Lender shall become a party to this Agreement and shall have all the rights and obligations of a Lender as set forth in such Assignment and Assumption Agreement, and the Affected Lender shall be released from its obligations hereunder, and no further consent or action by any party shall be required. If the Substitute Lender is not incorporated under the Laws of the United States or a state thereof, it shall, prior to the first date on which interest or fees are payable hereunder for its account, deliver to Borrower and Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with
Section 10.13. Each Substitute Lender shall be deemed to have made the representations contained in, and shall be bound by the provisions of, Section 10.13.

                  Borrower, Administrative Agent and Lenders shall execute such modifications to the Loan Documents as shall be reasonably required in connection with and to effectuate the foregoing.

                  Section 3.08 "Lender" to Include Participants. For purposes of Sections 3.01 through 3.06 and of the definition of "Additional Costs", the term "Lender" shall, at each Lender's option, be deemed to include such Lender's present and future Participants in its Loan to the extent of each such Participant's actual Additional Costs or other losses, costs or expenses payable pursuant to this Article III.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

                  Section 4.01 Conditions Precedent to Initial Funding. The obligations of Lenders hereunder and the obligation of each Lender to fund its Pro Rata Share of the Initial Funding are subject to the condition precedent that Lenders shall have received and approved on or before the Closing Date each of the following documents, and each of the following requirements shall have been fulfilled:

                        (1) Fees and  Expenses.  The payment of (i) all fees and
                  expenses incurred by Merrill Lynch and Administrative Agent (including, without limitation, the reasonable fees and expenses of legal counsel, the Engineering Consultant and any valuation, environmental or insurance consultants), (ii) those fees specified in the Supplemental Letter Agreement to be paid by Borrower on or before the Closing Date and (iii) the first installment of the administration fee required by Section 2.07(a);

                        (2) Note. The Note, duly executed by Borrower;

                        (3) Mortgage and UCCs.  The  Mortgage,  duly executed by
                  Borrower and recorded in the appropriate land records, together with duly executed financing statements filed under the Uniform Commercial Code of all jurisdictions necessary or, in the reasonable opinion of Merrill Lynch, desirable to perfect the lien created by the Mortgage;

                        (4) Guaranties and Environmental Indemnity. The Guaranty
                  of Completion (duly executed by Reckson), the Guaranty and Indemnity Agreement (duly executed by Metropolitan) and the Environmental Indemnity (duly executed by Borrower and Metropolitan);

                        (5) Assignments and UCCs. The Assignments, duly executed
                  by the parties thereto, together with such duly executed Uniform Commercial Code financing statements as are necessary or, in the reasonable opinion of Merrill Lynch, desirable to perfect the liens created by the Assignments;

                        (6) Title Policy.  A paid title  insurance  policy (or a
                  paid, irrevocable, unconditional commitment to issue a policy) in the amount of the Mortgage, in ALTA 10-17-92 (with New York endorsements) or other form approved by Merrill Lynch and issued by the Title Insurer, which shall insure the Mortgage to be a valid first lien on Borrower's interests in the Property and Improvements, free and clear of all liens, defects, encumbrances and exceptions other than those previously approved by Administrative Agent, and shall contain
                  (i) full coverage against mechanics' liens (filed and inchoate), (ii) a reference to the survey but no survey exceptions, (iii) if such policy (or commitment) is dated earlier than the date of the Initial Funding, an endorsement to such policy (or commitment), in a form approved by Merrill Lynch, in form satisfactory to Merrill Lynch, redating the policy (or commitment) as of the date of the Initial Funding and setting forth no additional exceptions other than those approved by Merrill Lynch and (iv) such affirmative insurance and endorsements as Merrill Lynch may require; and shall be accompanied by such reinsurance agreements between the Title Insurer and title companies approved by Merrill Lynch, in ALTA facultative form approved by Merrill Lynch and with direct access provisions, as Merrill Lynch may require;

                        (7) Survey. A current survey, certified to Administrative Agent and the Title Insurer, showing (i) the location of the perimeter of the Property by courses and distances, (ii) all easements, rights-of-way, and utility lines referred to in the title policy required by this Agreement or which actually service or cross the Property (with instrument, book and page number indicated), (iii) the lines of the streets abutting the Property and the width thereof, and any established building lines (and that such roads have been dedicated for public use and are completed and have been accepted by all required Governmental Authorities),
                  (iv) any encroachments and the extent thereof upon the Property, (v) locations of all portions (with the acreage thereof also identified) of the Property, if any, which are located in an area designated as a "flood prone area" as defined by U.S. Department of Housing and Urban Development pursuant to the Flood Disaster Protection Act of 1973 and (vi) the Improvements, and the relationship thereof by distances to the perimeter of the Property, established building lines and street lines;

                        (8) Appraisal. An independent M.A.I. appraisal, commissioned by Merrill Lynch, which appraisal shall indicate both (x) the "as is" value of Borrower's interests in the
                  Property and Improvements and (y) the "completed value" thereof assuming the full completion of and payment for the Work and tenant improvements and leasing commissions presently budgeted for the currently unleased space in the Improvements, and shall comply in all respects with the standards for real estate appraisals established pursuant to the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and the Uniform Standards of Professional Appraisal Practice;

                        (9) Insurance Policies. The policies and certificates of
                  hazard and other insurance required by the Mortgage, together with evidence of the payment of the premiums therefor;

                        (10) Environmental Assessment Reports/Reliance Letter. A
                  Phase I Environmental Assessment Report (with accompanying "reliance letter") with respect to the Property and Improvements in accordance with ASTM Standard 1527-97 performed by a consultant selected by Merrill Lynch and, if required, any subsequent reports, including a Phase II report (with accompanying "reliance letter"), necessary to satisfy said consultant that no adverse environmental conditions exist;

                        (11)   Work.   A   complete   set  of  the   plans   and
                  specifications for the building-wide capital improvements portion of the Work and a budget and time schedule for the completion of the Work (it being acknowledged that the budget and schedule set forth in EXHIBIT F for the building-wide capital improvements portion of the Work are approved);

                        (12) Consultant's Report. A detailed report from the Engineering Consultant to the effect that (i) the Improvements are in satisfactory condition and have been constructed in accordance with the plans and specifications therefor approved by all applicable Governmental Authorities, (ii) the Improvements comply with all applicable zoning and other Laws, and (iii) the Work can be completed within the budget and schedule therefor;

                        (13) Permits and Other Approvals.  Copies of any and all
                  authorizations, including plot plan and subdivision approvals, zoning variances, sewer, building and other permits, required by all Governmental Authorities for the use, occupancy and operation of the Property and/or Improvements in accordance with all applicable building, environmental, ecological, landmark, subdivision and zoning Laws;

                        (14) Leases. Copies,  certified to be true and complete,
                  of all executed leases of the Improvements (which leases shall include, without limitation, the Debevoise Lease, the Schulte Lease and the BNP Lease), accompanied by notices of assignment (in the form of EXHIBIT E), estoppel certificates from the tenants thereunder and, in the case of Major Leases (i) at Merrill Lynch's option, subordination non-disturbance and attornment agreements and (ii) to the extent available, current financial statements of the tenants (and guarantors of the tenants' obligations, if applicable) thereunder; together with the first rent roll, leasing report and operating statement required by paragraph (3) of Section 6.09;

                        (15) Tenant LCs. The original, executed Tenant LCs, certified by Borrower to be true and complete, together with assignments in blank, executed by Borrower, with respect thereto;

                        (16)  Ground  Lease  and  Premises  Documents.  A  copy,
                  certified to be true and complete, of the Ground Lease and each of the Premises Documents, together with estoppel certificates with respect thereto from each of the parties thereto;

                        (17) Management and Leasing Contracts. Copies, certified
                  to be true and complete, of all existing contracts providing for the management or leasing of the Property and Improvements, together with, in each case, such collateral assignments or "will-serve" letters as Merrill Lynch may require;

                        (18) UCC Searches. Uniform Commercial Code searches with
                  respect to Borrower and advice from the Title Insurer to the effect that searches of the proper public records disclose no leases of personalty or financing statements filed or recorded against Borrower or the Mortgaged Property;

                        (19) Financial Statements. For each of Reckson and Metropolitan, Financial Statements (audited in the case of Reckson and unaudited (but certified by a Financial Officer) in the case of Metropolitan), each as of and for the year ended December 31, 1999, and unaudited Financial Statements, certified by a Financial Officer of Reckson or Metropolitan, as the case may be, as of and for the quarter ended June 30, 2000;

                        (20) Organizational Documents. If Borrower, Guarantor or
                  any general partner or member of any of them is a corporation, current copies of the following documents with respect to each (unless otherwise indicated):

                             (i)   a   good-standing    certificate   from   the
                        jurisdiction of its incorporation,

                             (ii) a resolution, certified by the corporate secretary, of the shareholders or directors of the corporation authorizing the consummation of the transactions contemplated hereby and the execution, delivery and performance of the Loan Documents and other documents to be executed, delivered or performed by said corporation (including any substitute or replacement Note to be executed and delivered pursuant to the terms hereof), and

                             (iii) a certificate  of the corporate  secretary as
                        to the incumbency of the officers executing any of the documents required hereby,

                  and, if Borrower, Guarantor or any general partner or member of any of them is a partnership, venture, limited liability company or trust:

                             (iv) the entity's organizational  agreement and all
                        amendments and attachments thereto, certified by a general partner, venturer, member or trustee to be true and complete,

                             (v) any certificates  filed or required to be filed
                        by the entity in the jurisdiction of its formation, and

                             (vi) evidence of the authorization of the consummation of the transactions contemplated hereby and the execution, delivery and performance of the Loan Documents and any other documents to be executed, delivered and performed by said entity (including any substitute or replacement Note to be executed and delivered pursuant to the terms hereof), and including any required consents by partners, venturers, members, trustees or beneficiaries;

                        (21) Solvency  Certificates.  A duly  executed  Solvency
                  Certificate for each of Borrower, Reckson and Metropolitan;

                        (22) Opinion of Counsel. A favorable opinion,  dated the
                  Closing Date, of counsel for Borrower and Guarantor, as to such matters as Merrill Lynch may reasonably request;

                        (23) Authorization Letter. The Authorization Letter, duly executed by Borrower;

                        (24) Request for Funding. A request for funding in accordance with Section 2.04, together with such supporting documentation as Administrative Agent may reasonably request;

                        (25) Certificate. The following statements shall be true
                  and Administrative Agent shall have received a certificate dated as of the Closing Date signed by a duly authorized signatory of Borrower stating, to the best of the certifying party's knowledge, the following:

                             (i) All representations and warranties contained in
                        this Agreement and in each of the other Loan Documents are true and correct in all material respects on and as of the Closing Date as though made on and as of such date,

                             (ii) No Default or Event of  Default  has  occurred
                        and is continuing, or is likely to result from the transactions contemplated by this Agreement and the other Loan Documents, and

                             (iii) None of the  Improvements has been materially
                        injured or damaged by fire or other casualty;

                        (26) Supplemental Letter Agreement. The Supplemental Letter Agreement, duly executed by Borrower;

                        (27) Interest Rate  Protection and  Assignment.  A fully
                  executed counterpart of an interest rate cap agreement between Borrower, as fixed rate payor, and a financial institution reasonably acceptable to Merrill Lynch, as floating rate payor (the floating rate being the one (1)-month LIBOR Base Rate), covering a notional amount of $200,000,000, providing for a capped rate of no more than 9.25% per annum, for a term expiring no earlier than, at Borrower's option, either (x) the Maturity Date or (y) the second anniversary of the date hereof, and otherwise on terms and conditions reasonably satisfactory to Merrill Lynch, together with an assignment (the "Cap Assignment") of Borrower's rights thereunder to Administrative Agent as security for the Loans, which assignment shall be acknowledged and consented to by said financial institution; if Borrower opts to enter into a two
                  (2) year cap pursuant to clause (y) above, then the provisions of Section 2.17 shall apply;

                        (28) Reckson Credit Facility. Copies, certified by Reckson to be true and complete, of all documents evidencing, securing or otherwise relating to the Reckson Credit Facility other than any such documents which relate solely to the payment of fees or other items which are confidential in nature;

                        (29) Subordinate Loan Documents. Original executed counterparts certified by Borrower and the holder of the Subordinate Loan to be true and complete, of all documents evidencing, securing or otherwise relating to the Subordinate Loan;

                        (30)   Subordination    Agreement.   The   Subordination
                  Agreement, duly executed by the parties thereto and in proper form for recording;

                        (31) Bankruptcy Documents. A court-certified copy of the
                  order of the bankruptcy court order confirming the Plan of Reorganization for 919 Fee Associates L.P. and 919 Third Avenue Associates L.P.; and

                        (32)  Additional   Materials.   Such  other   approvals,
                  documents,   instruments   or   opinions   as  any  Lender  or
                  Administrative Agent may reasonably request.

The disbursement of the Initial Funding shall be conclusive evidence that Lenders have received (or waived the requirement that Borrower deliver) the items described in this Section, other than those items listed in that certain Deferred Conditions Letter of even date herewith, which items Borrower covenants to deliver by the times specified in such Deferred Conditions Letter.

                  Section 4.02 Conditions Precedent to Fundings After the Initial Funding. The obligation of each Lender to make fundings of the Loans subsequent to the Initial Funding shall be subject to satisfaction of the following conditions precedent:

                        (1) No (i) Event of Default, (ii) Default in the payment
                  of interest or (iii) any other Default which, in the reasonable judgment of the Required Lenders, is material shall have occurred and be continuing as of the date of the funding;

                        (2) Administrative Agent shall have received a request for funding in accordance with Section 2.04;

                        (3) Administrative Agent shall have received (i) a severance agreement and an original substitute note and mortgage from Borrower, evidencing and securing a portion of the indebtedness secured by the Subordinate Mortgage in a principal amount equal to the amount of the funding, (ii) a confirmatory assignment of such substitute mortgage from Subordinate Lender to

                  Administrative Agent, for the benefit of the Lenders, (iii) a note and mortgage consolidation and modification agreement between Borrower and Administrative Agent that consolidates such substitute mortgage and note with the existing Mortgage and Note and modifies such substitute mortgage and note to be on the same terms as the existing Mortgage and Note, and a replacement Note from Borrower to Administrative Agent on such terms in the consolidated amount, together with a related affidavit from a representative of Borrower under Section 255 of the New York Tax Law (all of the foregoing to be reasonably satisfactory to Administrative Agent and to be duly executed and, where applicable, acknowledged by Borrower and/or Subordinate Lender) and (iv) such evidence of partnership, limited liability company or corporate action to authorize the execution and performance of the foregoing documents as Administrative Agent may request;

                        (4) Administrative Agent shall have received a continuation report and endorsement to the title policy(ies) (or commitment(s)) insuring the Mortgage to the date of such funding, in form reasonably approved by Administrative Agent, which endorsement shall (i) redate the policy (or commitment) to the date of the funding, (ii) increase the amount of the policy by the amount of the funding and (iii) insure the Mortgage as consolidated and modified by the documents required by clause (3) above, without any exceptions, other than (x) a survey exception with respect to matters subsequent to the date of the Initial Funding, (y) those exceptions that are exceptions to the title policy insuring the Mortgage on the date of the Initial Funding and (z) other exceptions reasonably approved by Administrative Agent; provided, however, that from time to time if Administrative Agent has a reasonable basis to believe that any changes have occurred that would affect the survey of the Property, Borrower shall, promptly following receipt of Administrative Agent's notice, which shall state such reasonable basis, cause the surveyor to update the survey, based on a visual inspection of the Property, and shall cause the Title Insurer to issue an endorsement omitting the general survey exception and replacing it with a survey reading reasonably satisfactory to Administrative Agent; and

                        (5) Borrower  shall be in compliance  with the covenants
                  set forth in Section 7.03.

                        Section 4.03 Deemed Representations. Each request by Borrower for, and acceptance by Borrower of, a funding of proceeds of the Loans shall constitute a representation and warranty by Borrower that, as of both the date of such request and the date of the funding, (i) no (x) Event of Default,
(y) Default in the payment of interest or (z) other material Default has occurred and is continuing and (ii) each representation or warranty contained in this Agreement or the other Loan Documents is true and correct in all material respects (other than for immaterial matters disclosed in writing to Lenders).

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

                  Borrower represents and warrants to Administrative Agent and each Lender as follows:

                  Section 5.01 Due Organization. Each of Borrower, Guarantor and their respective general partners or managing members, as the case may be, is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization, has the power and authority to own its assets and to transact the business in which it is now engaged, and, if applicable, is duly qualified for the conduct of business and in good standing under the Laws of the State of New York and each other jurisdiction in which such qualification is required.

                  Section 5.02 Power and Authority; No Conflicts; Compliance With Laws. The execution, delivery and performance of the obligations required to be performed by each of Borrower or Guarantor of the Loan Documents do not and will not (i) require the consent or approval of its shareholders, partners or members, as the case may be, or such consent or approval has been obtained,
(ii) contravene its certificate of incorporation, by-laws, operating agreement, partnership agreement or other organizational documents, (iii) violate any provision of, or require any filing, registration, consent or approval under, any Law (including, without limitation, Regulation U), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it, (iv) result in a breach of or constitute a default under or require any consent under any indenture or loan or credit agreement or any other agreement, lease or instrument to which it may be a party or by which it or its properties may be bound or affected except for consents which have been obtained, (v) result in, or require, the creation or imposition of any Lien, upon or with respect to any of its properties now owned or hereafter acquired or
(vi) cause it to be in default under any such Law, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument; each of Borrower and Guarantor is in compliance with all Laws applicable to it and its properties, except to the extent they are the subject of a Good Faith Contest or as would not be likely to result in a Material Adverse Change.

                  Section 5.03 Legally Enforceable Agreements. Each Loan Document is a legal, valid and binding obligation of Borrower or Guarantor, as the case may be, enforceable against Borrower or Guarantor, as the case may be, in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

                  Section 5.04 Litigation. There are no actions, suits or proceedings pending or, to its knowledge, threatened against Borrower, the Property, the Improvements, the validity or enforceability of the Mortgage or the priority of the Lien thereof, at law or in equity, before any court or arbitrator or any Governmental Authority except actions, suits or proceedings that have been disclosed to Administrative Agent in writing and (i) are fully covered by insurance or (ii) are not likely to result in a Material Adverse Change.

                  Section  5.05  Taxes.  Borrower  has  filed  all  tax  returns
(federal, state and local) required to be filed and has paid all taxes, assessments and governmental charges and levies due and payable without the imposition of a penalty, including interest and penalties, except to the extent they are the subject of a Good Faith Contest.

                  Section 5.06 ERISA. Borrower is in compliance in all material respects with all applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has occurred with respect to any Plan which could result in liability of Borrower; no notice of intent to terminate a Plan has been filed nor has any Plan been terminated within the past five (5) years; no circumstance exists which constitutes grounds under Section 4042 of ERISA entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings; neither Borrower nor the ERISA Affiliates have completely or partially withdrawn under Sections 4201 or 4204 of ERISA from a Multiemployer Plan; Borrower and the ERISA Affiliates have met the minimum funding requirements of Section 412 of the Code and Section 302 of ERISA of each with respect to the Plans of each and there is no material "Unfunded Current Liability" (as such quoted term is defined in ERISA) with respect to any Plan established or maintained by each; and neither Borrower nor the ERISA Affiliates has incurred any liability to the PBGC under ERISA (other than for the payment of premiums under Section 4007 of ERISA); and, in each of the foregoing cases, such circumstances are not likely to result in a Material Adverse Change. Neither the extension of credit evidenced by the Note nor any other transaction contemplated under the Loan Documents constitutes a Prohibited Transaction.

                  Section 5.07 No Default on Outstanding Judgments or Orders. Borrower has satisfied all judgments which are not being appealed or which are not fully covered by insurance, and are not in default with respect to any judgment, order, writ, injunction, decree, rule or regulation of any court, arbitrator or federal, state, municipal or other Governmental Authority, commission, board, bureau, agency or instrumentality, domestic or foreign, which default is likely to result in a Material Adverse Change.

                  Section 5.08 No Defaults on Other Agreements. Except as disclosed to Administrative Agent and Lenders in writing, neither Borrower nor Guarantor is in default in any respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument which is likely to result in a Material Adverse Change.

                  Section 5.09 Government Regulation. Borrower is not subject to regulation under the Investment Company Act of 1940 or any statute or regulation limiting its ability to incur indebtedness for money borrowed as contemplated hereby.

                  Section  5.10  Environmental   Protection.   To  the  best  of
Borrower's knowledge, the Property does not contain any Hazardous Materials that, under any

Environmental Law currently in effect, (i) would impose liability on Borrower or Guarantor that is likely to result in a Material Adverse Change or (ii) is likely to result in the imposition of a Lien on any assets of Borrower if not properly handled in accordance with applicable Law. To the best of Borrower's knowledge, neither it nor any portion of the Property or the Improvements is in violation of, or subject to any existing, pending or threatened (in writing) investigation or proceeding by any Governmental Authority under, any Environmental Law. Borrower is not required by any Environmental Law to obtain any permits or license to construct or use any improvements, fixtures, or equipment with respect to the Property, or if such permit or license is required it has been obtained; and, to the best of Borrower's knowledge, the prior use of the Property has not resulted in the disposal or release of any Hazardous Materials on or to any portion of the Property or any surrounding areas in violation of applicable Law. The representations in this Section shall each be deemed subject to and qualified by the information contained in the Phase I Environmental Site Assessment by AquaTerra Assessment Services Corp., dated August 8, 2000 (Project No. ATO-PE-10717), and the Phase I Environmental Assessment by Dames & Moore, dated May 14, 1999.

                  Section 5.11 Solvency. Borrower and Guarantor are, and upon consummation of the transactions contemplated by this Agreement, the other Loan Documents and any other documents, instruments or agreements relating thereto, will be, Solvent.

                  Section 5.12 Financial Statements. The Financial Statements of Borrower and Guarantor most recently delivered to Lenders pursuant to the terms of this Agreement are in all material respects complete and correct and fairly present the financial condition of the subjects thereof as of the dates of and for the periods covered by such statements, all in accordance with GAAP. There has been no Material Adverse Change since the date of such most recently delivered Financial Statements, and no borrowings which might give rise to a Lien or claim against all or any portion of the Mortgaged Property (other than the Subordinate Loan) or against the proceeds of the Loans have been made by Borrower or others since the dates of such most recently delivered Financial Statements.

                  Section 5.13 Insurance. Borrower has in force paid insurance as required by the Mortgage and Borrower has in force paid insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same type of business and similarly situated.

                  Section 5.14 Accuracy of Information; Full Disclosure. To Borrower's actual knowledge, neither this Agreement nor any of the documents, financial statements, reports, notices, schedules, certificates, statements or other writings listed in EXHIBIT H or furnished after the date hereof by Borrower or Guarantor or at their written direction in accordance with the requirements hereof or of the other Loan Documents (other than projections that are made by Borrower in good faith) contains any untrue or misleading statement of a material fact.

                  Section 5.15 Separate Tax and Zoning Lot. The Property constitutes a distinct parcel for purposes of zoning and of taxes, assessments and impositions (public or private) and is not otherwise considered as part of a larger single lot for purposes of zoning or of taxes, assessments or impositions (public or private).

                  Section 5.16 Zoning and other Laws; Covenants and Restrictions. Except to the extent non-compliance would not result in a Material Adverse Change, (i) the Improvements and the uses thereof comply with applicable zoning, environmental, ecological, landmark and other applicable Laws, and all requirements for such uses have been satisfied and (ii) Borrower and the Property are in compliance with all applicable restrictions and covenants.

                  Section 5.17 Utilities Available. All utility services necessary for the operation of the Improvements for their intended purposes are available and servicing the Property, including water supply, storm and sanitary sewer, gas, electric power and telephone facilities.

                  Section 5.18 Creation of Liens. Borrower has entered into no contract or arrangement of any kind the performance of which by the other party thereto would give rise to a Lien on all or part of the Mortgaged Property prior to the Mortgage.

                  Section 5.19 Roads. All roads necessary for the full utilization of the Improvements for their intended purposes have been completed and dedicated to public use and accepted by all appropriate Governmental Authorities.

                  Section 5.20 Premises Documents and Leases. Except for modifications delivered to Administrative Agent, the Premises Documents and all leases are unmodified and in full force and effect and, to Borrower's actual knowledge, there are no defaults under any thereof that are likely to result in a Material Adverse Change, and all conditions to the effectiveness and continuing effectiveness thereof required to be satisfied as of the date hereof have been satisfied, except to the extent non-satisfaction would not be likely to result in a Material Adverse Change.

                  For purposes of this Article V the phrases "Borrower's knowledge", "to the best of Borrower's knowledge" and phrases of similar import shall mean the actual, conscious knowledge of Michael Maturo, Richard Conniff, Jason Barnett or Tod Waterman, or their successors in their present positions in Borrower or Guarantor, provided that such individuals have made reasonable inquiry into the truth of the representations and warranties qualified by such phrases.

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

                  So long as the Note shall remain unpaid or the Loan Commitments remain in effect, or any other amount is owing by Borrower or Guarantor to Administrative Agent or any Lender under any Loan Document or otherwise in respect of the Loans, Borrower shall, and, in the case of Sections
6.01 through 6.03, shall (except as otherwise provided) cause Guarantor to:

                  Section 6.01 Maintenance of Existence. Preserve and maintain its legal existence and good standing in the jurisdiction of its organization and, in the case of Borrower only, in the State of New York, and qualify and remain qualified as a foreign entity in each other jurisdiction in which such qualification is required.

                  Section 6.02 Maintenance of Records. Keep adequate records and books of account, in which complete entries will be made reflecting all of its financial transactions, in accordance with GAAP.

                  Section 6.03 Compliance with Laws; Payment of Taxes. Comply in all material respects with all Laws applicable to it or to any of its properties or any part thereof, except, in the case of Guarantor, where non-compliance would not be likely to result in a Material Adverse Change; such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property, except to the extent they are the subject of a Good Faith Contest, or, in the case of Guarantor, failure to pay would not be likely to result in a Material Adverse Change.

                  Section 6.04 Right of Inspection. At any reasonable time and from time to time upon reasonable notice, permit Administrative Agent or any Lender or any agent or representative thereof to examine and make copies and abstracts from its records and books of account and visit and inspect the Property and to discuss its affairs, finances and accounts with the independent accountants of Borrower (it being understood that (x) the foregoing, unless being undertaken in connection with a Default or Event of Default, shall be done at the expense of the Lender or Lenders, as applicable, and (y) Administrative Agent and Lenders shall coordinate the exercise of the foregoing rights so as to minimize the frequency thereof and to minimize the disruption of Borrower's business resulting therefrom); and cooperate with the Engineering Consultant to enable it to perform its functions hereunder.

                  Section 6.05 Maintenance of Insurance. At all times, maintain and keep in force the insurance required by the Mortgage.

                  Section 6.06 Compliance With Environmental Laws. Comply in all material respects with all applicable Environmental Laws and timely pay or cause to be paid all costs and expenses incurred in connection with such compliance, except to the extent the same are the subject of a Good Faith Contest; and at its sole cost and expense, promptly remove, or cause the removal of, any and all Hazardous Materials or the effects thereof at any time identified as being on, in, under or affecting the Property or the Improvements in violation of applicable Environmental Law.

                  Section 6.07 Maintenance of Improvements. Do all things reasonably necessary to maintain, preserve, protect and keep the Improvements in good repair, working order and condition.

                  Section 6.08 Payment of Costs. Pay all costs and expenses required for the satisfaction of the conditions of this Agreement, including, without limitation, (i) all document and stamp taxes, recording and filing expenses and fees and commissions lawfully due to brokers in connection with the transactions contemplated hereby and (ii) any taxes, assessments, impositions (public or private), insurance premiums, Liens, security interests or other claims or charges against the Property.

                  Section   6.09    Reporting   and    Miscellaneous    Document
Requirements. Furnish to Administrative Agent, which shall promptly furnish to each Lender:

                  (1) Annual Financial Statements. For each of Borrower and Guarantor, as soon as available and in any event within ninety (90) days, in the case of Borrower, and one hundred and five (105) days, in the case of Guarantor, after the end of each Fiscal Year, Financial Statements as of the end of and for such Fiscal Year, in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the prior Fiscal Year, certified by a Financial Officer of Borrower or Guarantor, as the case may be, and, in the case of the Financial Statements of Borrower and Reckson, audited by Borrower's Accountants;

                  (2) Quarterly Financial Statements. For each of Borrower and Guarantor, as soon as available and in any event within forty-five (45) days after the end of each calendar quarter, unaudited Financial Statements as of the end of and for such calendar quarter, in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the prior Fiscal Year and certified by a Financial Officer of Borrower or Guarantor, as the case may be; provided, however, that no such Financial Statements shall be required from Guarantor for the fourth quarter of any Fiscal Year and the Financial Statements of Borrower for such fourth quarter shall be due ninety (90), rather than forty-five (45), days after the end of such fourth quarter;

                  (3) Leasing Reports and Property Information. As soon as available and in any event within forty-five (45) days after the end of each calendar quarter, a rent roll, leasing report and operating statement (on a cash basis) in respect of the Property for such quarter; provided, however, that the operating statement for the fourth quarter of each Fiscal Year shall be delivered ninety (90) days after the end of such quarter;

                  (4) Certificate of No Default and Financial Compliance. Within forty-five (45) days after the end of each of the first three (3) calendar quarters of each Fiscal Year and within ninety (90) days after the end of the fourth calendar quarter, a certificate of a Financial Officer of Borrower (i) stating that, to the best of his or her knowledge, no Default or Event of Default has occurred and is continuing, or if a Default or Event of Default has occurred and is continuing, specifying the nature thereof and the action which is proposed to be taken with respect thereto and (ii) stating that the covenants contained in Article VIII have been complied with (or specifying those that have not been complied with) and including computations, in reasonable detail, demonstrating such compliance (or non-compliance); and, within forty-five (45) days after the end of each month, if any payment is required to be made into the Cash Flow Collateral Account, a certificate of such officer setting forth a statement of Net Cash Flow and a computation of the required payment;

                  (5) Notice of Litigation. Promptly after the commencement and knowledge thereof, notice of all actions, suits, and proceedings before any court or arbitrator or any Governmental Authority, affecting (i)
         Borrower or Guarantor which, if determined adversely, are likely to result in a Material Adverse Change or (ii) all or any portion of the Mortgaged Property;

                  (6) Notices of Defaults and Events of Default. As soon as possible and in any event within ten (10) days after Borrower becomes aware of the occurrence of a material Default or any Event of Default, a written notice setting forth the details of such Default or Event of Default and the action which is proposed to be taken with respect thereto;

                  (7) Bankruptcy of Major Tenants. Promptly after becoming aware of the same, written notice of the bankruptcy, insolvency or cessation of operations of any tenant under a Major Lease;

                  (8) Material Adverse Change. As soon as is practicable and in any event within five (5) days after knowledge of the occurrence of any event or circumstance which is likely to result in or has resulted in a Material Adverse Change, written notice thereof;

                  (9) Offices. Thirty (30) days' prior written notice of any change in the chief executive office or principal place of business of Borrower or Guarantor;

                  (10) Environmental and Other Notices. As soon as possible and in any event within ten (10) days after receipt, copies of (i) all Environmental Notices received by Borrower which are not received in the ordinary course of business and which relate to the Property or a situation which is likely to result in a Material Adverse Change and
         (ii) all reports of any official searches made by any Governmental Authority having jurisdiction over the Property or the Improvements, and of any claims of violations thereof;

                  (11) Insurance Coverage. Promptly, such information concerning Borrower's insurance coverage as Administrative Agent may reasonably request;

                  (12) Proxy Statements, Etc. Promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports which Borrower or Guarantor sends to its equity holders, and copies of all regular, periodic and special reports, and all registration statements which Borrower or Guarantor files with the Securities and Exchange Commission or any Governmental Authority which may be substituted therefor, or with any national securities exchange;

                  (13) Capital Expenditures. As soon as available and in any event within one-hundred five (105) days after the end of each Fiscal Year, a schedule of such Fiscal Year's capital expenditures and no later than thirty (30) days prior to the end of such Fiscal Year, a budget for the next Fiscal Year's planned operating and capital expenditures and revenue for the Property; and

                  (14) General Information. Promptly, such other information respecting the condition or operations, financial or otherwise, of Borrower, Guarantor or the Property as Administrative Agent may from time to time reasonably request.

                  Section 6.10 Continuing Accuracy of Representations and Warranties. Cause all of the representations and warranties made to Administrative Agent or Lenders herein and in the other Loan Documents to be continuously true and correct in all material respects.

                  Section 6.11 Premises Documents and Leases. Deliver to Administrative Agent, promptly following the execution thereof, certified copies of (i) all amendments or supplements to any Premises Documents or any lease and
(ii) all leases, together with (to the extent available) current financial statements of the tenants thereunder (and of any guarantors of such tenants' obligations), and notices of assignment in the form of EXHIBIT E; keep all Premises Documents and leases in full force and effect (except upon the occurrence of a default by the third party thereto) and at all times do all things reasonably necessary to compel performance by the parties to the Premises Documents or the tenants under such leases, as the case may be, of all material obligations, covenants and agreements by such parties or tenants, as the case may be, to be performed thereunder; not enter into or modify (other than de minimis modifications) any material Premises Documents or any Major Lease or any guaranty thereof without the prior written consent of the Required Lenders, such consent not to be unreasonably withheld or delayed; and not enter into any lease other than a Major Lease unless such lease is on market terms and does not materially adversely affect the value of the Property, and not modify any such lease unless such lease, as modified, is on market terms and does not materially adversely affect the value of the Property.

                  Section 6.12 Compliance with Covenants, Restrictions and Easements. Comply in all material respects with all restrictions, covenants and easements affecting the Property or the Improvements thereon and cause the satisfaction of all conditions of this Agreement.

                  Section  6.13  Management,  Brokerage  and Service  Contracts.
Deliver to Administrative Agent, (i) as and when executed, certified copies of all management and exclusive brokerage contracts with respect to the Improvements and (ii) as and when requested by Administrative Agent, copies of all service contracts entered into with respect to the Improvements. Contemporaneously with entering into each such contract, Borrower shall at Administrative Agent's option, cause the same to be collaterally assigned to Administrative Agent for the benefit of Lenders as additional security for the Loans and/or cause the service provider under each such contract to undertake, inter alia, to continue performance on Lenders' behalf without additional cost in the case of an Event of Default (such undertaking shall also contain the agreement of the service provider that such contract shall be terminable by Lenders on thirty (30) days' notice following an Event of Default; provided, however, Lenders agree to engage a managing agent suitable for projects such as the Improvements to replace any manager whose contract is so terminated.

                  Section 6.14 Evidence of Completion of Work. No later than December 31, 2001 (as such date may be extended with the reasonable approval of Administrative Agent, taking into account good construction practice, project economics and whether the postponed completion of the Work is likely to have a material adverse effect on the Property), deliver to Administrative Agent evidence that the Work (other than the items identified on EXHIBIT F as "Isolation Dampers" (Item A1) and "Elevator Modernization" (Item A5)) has been completed, lien free, such evidence to include (i) evidence that the Work has been completed substantially in accordance with the plans and specifications therefor (in the case of the building capital improvement program) and with the requirements of all applicable Governmental Authorities (including, without limitation, the issuance of any required certificates of occupancy or amendments to certificates of occupancy), (ii) certifications from all tenants of portions of the Improvements having rights of approval over all or any portion of the Work that the Work has been satisfactorily completed for all purposes under the leases of such tenants and (iii) with respect to the capital improvements portion of the Work and any other portions thereof not relating to specific leases, a certificate from the Engineering Consultant to the effect that all such portions of the Work have been satisfactorily completed substantially in accordance with the plans and specifications therefor.

                  Section 6.15 Balance Sheet of Borrower. Within thirty (30) days following the Closing Date, deliver to Administrative Agent, which will promptly deliver to each Lender, an audited balance sheet of Borrower as of the Closing Date.

                  Section 6.16 Trust Fund. Receive and hold all fundings made hereunder and the right to receive the same as a trust fund for the purpose of paying only the "cost of improvement", as such quoted term is defined in the Lien Law of the State of New York.

                                  ARTICLE VII

                   SPE REPRESENTATIONS AND NEGATIVE COVENANTS

                  Section 7.01 Single Purpose Entity. Borrower hereby represents and warrants that each of it and Member is a specially formed single purpose entity and that neither it nor Member has, and covenants and agrees that so long as the Note shall remain unpaid, or the Loan Commitments remain in effect, or any other amount is owing by Borrower or Guarantor to Administrative Agent or any Lender under any Loan Document or otherwise in respect of the Loans, neither it nor its Member shall, do any or all of the following:

                  (1) engage in any business or activity other than, in the case of Borrower, the ownership, operation and maintenance of the Property and Improvements and activities incidental thereto or, in the case of Member, its ownership of an interest in Borrower;

                  (2) acquire or own any material assets other than, in the case of Borrower, the Property and Improvements and such incidental personal property as may be necessary for the operation thereof or, in the case of Member, its ownership interest in Borrower;

                  (3) merge into or consolidate with any Person or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure;

                  (4) fail to preserve its existence as an entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its formation, or amend or modify the provisions of its organizational agreements in any way which would be contrary to or conflict with the agreements made by it in this Section;

                  (5) own any subsidiary or make any investment in any Person;

                  (6) commingle its assets with the assets of any of its members or of any other Person;

                  (7) create, incur or assume any Debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than, in the case of Borrower only, (v) obligations in connection with Borrower LCs; (w) unsecured loans by the direct or indirect constituent members of Borrower to Borrower that are expressly subordinate to the Loans; (x) the Loans; (y) the Subordinate Loan; or (z) Debt, in an aggregate amount not to exceed $150,000, which is incurred in the ordinary course of its business of owning and operating the Property, provided such Debt is not evidenced by a note and is paid when due;

                  (8) become insolvent or generally fail to pay its debts and liabilities from its assets as the same shall become due;

                  (9) fail to maintain its records, books of account and bank accounts separate and apart from those of its members and any other Person;

                  (10) enter into any contract or agreement with any Affiliate, except upon commercially reasonable terms and conditions;

                  (11)  partition,  or  seek  to  partition,   the  Property  or
         Improvements, or seek the dissolution or winding up, in whole or in part, of Borrower;

                  (12) fail to correct any known misunderstandings regarding its separate identity;

                  (13) hold itself out to be responsible for the debts or obligations of another Person;

                  (14) make any loans or advances to any third party,  including
         (x) any member or principal of Borrower or Member or (y) any Affiliate;

                  (15) fail to file its own tax returns, if required, unless part of the consolidated returns of another Person;

                  (16) agree to, enter into or consummate any transaction which would render Borrower unable to make the representation contained in
         Section 5.11;

                  (17) fail either to hold itself out to the public as a legal entity separate and distinct from any other Person or to conduct its business solely in its own name in order not (x) to mislead others as to the identity with which such other party is transacting business or
         (y) to suggest that Borrower or Member is responsible for the debts or obligations of any third party (including any Affiliate);

                  (18) share any common logo with or hold itself out as or be designated as a department or division of any other Person;

                  (19) without the unanimous consent of all of its members, file or consent to the filing of a bankruptcy or insolvency petition or otherwise institute insolvency proceedings with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest; or

                  (20) dissolve, liquidate, consolidate, merge or sell all or substantially all of its assets or the assets of any other entity in which it has a direct or indirect legal or beneficial ownership interest or engage in any other business activity.

                  Section 7.02 Distributions. So long as the Note shall remain unpaid or the Loan Commitments remain in effect, or any other amount is owing by Borrower or Guarantor to Administrative Agent or any Lender under any Loan Document or otherwise in respect of the Loans, Borrower shall not, during the continuance of any Event of Default, suffer or permit any distributions or payments of any kind to be made to its members.

                  Section 7.03 Interest Rate Hedging. Borrower shall not suffer or permit, as of any date (a "Reference Date") during the initial term of the Loans, any portion of the Principal Amount greater than or equal to $5,000,000 not to be covered by interest rate cap agreement(s), with counterparty(ies) reasonably acceptable to Administrative Agent, in each case for a term expiring no earlier than the second anniversary of the date hereof (in the case of any Reference Date prior to such anniversary) or the initial Maturity Date (in the case of any Reference Date after such second anniversary) and providing for a capped rate of no greater than 9.25% per annum (the floating rate being, at Borrower's option, the one (1)-, two (2)- or three (3)-month LIBOR Base Rate), Borrower's rights under which cap agreement(s) shall have been assigned to Administrative Agent pursuant to assignments substantially in the form of the Cap Assignment and which assignments shall have been consented to by the counterparty(ies).

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


                                  ARTICLE VIII

                               FINANCIAL COVENANTS

                  Section 8.01 Financial Covenants. So long as the Note shall remain unpaid, or the Loan Commitments remain in effect, or any other amount is owing by Borrower to Administrative Agent or any Lender under any Loan Document or otherwise in respect of the Loans, Borrower shall not permit or suffer any or all of the following:

                  (1)  DSCR.   DSCR  to  be  less  than  1.35  to  1.0  for  any
Determination Date occurring during the second year of the term of the Loans, and 1.45 to 1.0 for any Determination Date occurring thereafter.

                  (2) Refinance DSCR. Refinance DSCR to be less than 1.10 to 1.0 for any Determination Date occurring during the second year of the term of the Loans, and 1.15 to 1.0 for any Determination Date occurring thereafter.

                  (3) Debt Yield. Debt Yield to be less than 11.0% for any Determination Date occurring during the second year of the term of the Loans, and 12.0% for any Determination Date occurring thereafter.

                  For purposes of compliance with the covenants set forth in this Section, if Pro-Forma Net Operating Income is decreased as a result of non-payment of rent under the Debevoise Lease or the Schulte Lease, such decrease shall be offset by and to the extent of drawings by Borrower under the Tenant LCs.

                  Section 8.02 Cash Flow Sweep.

                  (a) If, for any Determination Date with respect to which the financial covenants set forth in Section 8.01 are to be complied with, Borrower shall fail to meet any of such covenants, then, (i) within forty-five (45) days after the end of the first calendar month immediately following the calendar month in which such Determination Date occurs, Borrower shall, and hereby covenants to, make a payment to Administrative Agent in an amount equal to Net Cash Flow for such immediately following calendar month and (ii) within forty-five (45) days after the end of each subsequent calendar month until Administrative Agent is required to release sums as provided in paragraph (b) below, Borrower shall, and hereby covenants (subject to paragraph (c) below) to, make a payment to Administrative Agent in an amount equal to Net Cash Flow for such subsequent calendar month, irrespective of whether the requisite DSCR, Refinance DSCR and Debt Yield, as the case may be, were attained as of the end of the quarter in which such subsequent calendar month falls. Notwithstanding the foregoing, in the case of monthly payments of Net Cash Flow for any January, such payments shall be due with the monthly payment for deposit in the Cash Flow Collateral Account in respect of

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


February (i.e., on April 14). Said amounts shall be deposited by Administrative Agent into interest-bearing, "blocked" cash collateral account no. 6005-524103 established with Administrative Agent (the "Cash Flow Collateral Account") to be held by Administrative Agent for the benefit of Lenders as hereinafter provided. Borrower hereby assigns the Cash Flow Collateral Account and all sums therein, including interest thereon, to Administrative Agent, for the benefit of Lenders, as security for the payment and performance of the Obligations and acknowledges that Borrower shall have no right to such sums except to the extent specifically provided for herein. Borrower further acknowledges that Administrative Agent shall retain possession of all documents evidencing the Cash Flow Collateral Account to perfect its security interest therein. Upon the occurrence of an Event of Default, Administrative Agent may, at the option of the Required Lenders, apply any and all sums in the Cash Flow Collateral Account (including interest) to the immediate reduction of the Principal Amount and/or accrued and unpaid interest and/or other sums payable hereunder or under the Note or other Loan Documents, in such order and amounts as the Required Lenders shall elect. Administrative Agent is hereby appointed Borrower's attorney-in-fact for the purpose of withdrawing any and all sums from the Cash Flow Collateral Account. Borrower agrees to execute such further documents (including security agreements and UCC-1 financing statements) and do such further acts as Administrative Agent may reasonably request to confirm or perfect the assignment and security interest provided for in this Section.

                  (b) If, for two (2) consecutive Determination Dates following an event giving rise to Borrower's obligation to make payments to Administrative Agent for deposit into the Cash Flow Collateral Account as set forth in paragraph (a) above, DSCR shall equal or exceed 1.35 to 1.0 or 1.45 to 1.0, as the case may be, Refinance DSCR shall equal or exceed 1.10 to 1.0 or 1.15 to 1.0, as the case may be, and Debt Yield shall equal or exceed 11.0% or 12.0%, as the case may be, all as required by Section 8.01, then, if there shall exist no Default or Event of Default, on the forty-fifth (45th) day following such second consecutive Determination Date (or the ninetieth (90th) day in the case of a Determination Date falling on December 31), Administrative Agent shall release all sums (including interest), if any, then on deposit in the Cash Flow Collateral Account to Borrower and such sums shall be deemed free of the assignment and security interest created pursuant to this Section, and Administrative Agent shall execute such further documents (including UCC termination statements) to confirm the foregoing as Borrower shall reasonably request; provided, however, that if the requisite DSCR, Refinance DSCR and Debt Yield specified in Section 8.01 shall not be attained for any succeeding quarter, Borrower shall again be required to make payments for deposit in the Cash Flow Collateral Account as provided in paragraph (a) above and the other provisions of said paragraph (a) and this paragraph (b) shall be applicable.

                  (c) Notwithstanding the foregoing provisions of this Section, if the DSCR, Refinance DSCR and/or Debt Yield required by Section 8.01 are not met, Borrower may, in lieu of making the requisite payments of Net Cash Flow provided for above, make, prior to the first payment date of such Net Cash Flow, a partial prepayment of the Principal Amount in an amount such that the required DSCR, Refinance DSCR and/or Debt Yield would have been met had the reduced Principal Amount been the Principal Amount as of the end of the relevant calendar quarter.

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

                  (d) Notwithstanding any provision of this Agreement or the other Loan Documents to the contrary, the failure of Borrower to meet any of the financial covenants set forth in Section 8.01 hereof shall not, in and of itself, be a Default or Event of Default and Lenders' remedy shall be the commencement of the Cash Flow Sweep as described in this Section 8.02.

                  (e) If (x) delinquent rents more than one hundred twenty (120) days past due were excluded from Pro-Forma Net Operating Income for a particular period of time in accordance with the definition of such term, (y) but for such delinquency, Borrower would have complied with the covenants set forth in
Section 8.01 and (z) such delinquent rents are paid in a later period and the applicable tenant is paying rent no more than one hundred twenty (120) days in arrears under its lease, then Pro-Forma Net Operating Income for the earlier period shall be recomputed by adding the formerly delinquent rent and, provided there exists no Event of Default, within five (5) Business Days after submission by Borrower of a revised certificate of the sort required by paragraph (4) of
Section 6.09, reasonably satisfactory to Administrative Agent, demonstrating compliance with the covenants contained in Section 8.01 as of the relevant earlier Determination Date, Administrative Agent shall release to Borrower from the Cash Flow Collateral Account an amount equal to the amount of Net Cash Flow deposited therein relating to the period from such earlier Determination Date until the next later Determination Date, if any, as of which Borrower failed to comply with the covenants set forth in Section 8.01. If there is no such later Determination Date then all sums in the Cash Flow Collateral Account shall be released to Borrower.

                                   ARTICLE IX

                                EVENTS OF DEFAULT

                  Section 9.01 Events of Default. Any of the following events shall be an "Event of Default":

                  (1) If Borrower shall: fail to pay the principal of any Note as and when due; or fail to pay interest accruing on any Note as and when due, and such failure to pay shall continue unremedied for two (2) Business Days after the due date of such interest; or fail to pay any fee or any other amount due under this Agreement, any other Loan Document as and when due and such failure to pay shall continue unremedied for seven (7) Business Days after notice by Administrative Agent of such failure to pay; or

                  (2) If any representation or warranty made by Borrower in this Agreement or in any other Loan Document or which is contained in any certificate, document, opinion, financial or other statement furnished at any time under or in connection with a Loan Document shall prove to have been incorrect in any material respect on or as of the date made; or

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


                  (3) If Borrower shall fail (i) to perform or observe any term, covenant or agreement contained in Article VII or Section 8.02, provided that, in the case of a default under Section 7.03 resulting from the making of a Funding of the Debt Service Allocation, Administrative Agent shall have given notice to Borrower in accordance with Section 2.15 (or shall have otherwise given notice of such failure and Borrower shall fail to cure such failure within five (5) Business Days after such notice); or (ii) to perform or observe any term, covenant or agreement contained in this Agreement (other than obligations specifically referred to elsewhere in this Section 9.01) or any other Loan Document, or any other document executed by Borrower and delivered to Administrative Agent or Lenders in connection with the transactions contemplated hereby and such failure under this clause
         (ii) shall remain unremedied for thirty (30) consecutive days after notice thereof to Borrower (or such shorter cure period as may be expressly prescribed in the applicable document); provided, however, that if any such default under clause (ii) above cannot by its nature be cured within such thirty (30) day, or shorter, as the case may be, grace period and so long as Borrower shall have commenced cure within such thirty (30) day, or shorter, as the case may be, grace period and shall, at all times thereafter, diligently prosecute the same to completion, Borrower shall have an additional period, not to exceed one hundred twenty (120) days, to cure such default; in no event, however, is the foregoing intended to effect an extension of the Maturity Date; or

                  (4) If Reckson shall fail (i) to pay any of the Reckson Indebtedness upon the maturity thereof (whether as scheduled, by acceleration or otherwise); or (ii) to pay, perform or observe any term, covenant or condition under any agreement or instrument relating to any such Reckson Indebtedness, when required to be paid, performed or observed, if the effect of such failure to pay, perform or observe is to accelerate, or to permit the acceleration of, the maturity of such Reckson Indebtedness, or other circumstances occur that would permit or result in the acceleration of the Reckson Indebtedness (other than in cases where meaningful discussions likely to result in (A) a waiver or cure of the failure to pay, perform or observe or (B) otherwise averting such acceleration are in progress between Reckson and the obligee(s) of such Reckson Indebtedness); provided, however, that the events described in clauses (i) and (ii) above shall no longer constitute an Event of Default hereunder following such time as (a) the Guaranty of Completion has terminated as provided therein, (b) the amount of the Work remaining to be paid or performed is $2,500,000 or less or (c) the only Work remaining to be paid or performed is, in the judgment of the Required Lenders, adequately covered by a Borrower LC and such Borrower LC is available to be drawn upon for such remaining Work;

                  (5) If Borrower or Guarantor shall (i) generally not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due; or (ii) make an assignment for the benefit of creditors, petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it, all or any portion of the Property or a substantial part of its other assets; or (iii) commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation Law of any jurisdiction, whether now or hereafter in effect; or (iv) have had any such petition or application filed or any such proceeding shall have been commenced, against it or all or any portion of the Property, in which an adjudication or appointment is made or order for relief is entered, or which petition, application or proceeding remains undismissed or unstayed for a period of ninety (90) days or more; or (v) be the subject of any proceeding under which all or any portion of the Property or all or a substantial part of its other assets may be subject to seizure, forfeiture or divestiture; or (vi) by any act or omission indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or order for relief or the appointment of a custodian, receiver or trustee for all or any portion of the Property or all or any substantial part of its other property; or (vii) suffer any such custodianship, receivership or trusteeship for all or any portion of the Property or all or any substantial part of its other property, to continue undischarged for a period of ninety
         (90) days or more; or

                  (6) If one or more judgments, decrees or orders for the payment of money, in excess of $1,000,000 in the aggregate in the case of Borrower, $10,000,000 in the aggregate in the case of Reckson and $10,000,000 in the aggregate in the case of Metropolitan, shall be rendered against Borrower, Reckson or Metropolitan, as the case may be, and any such judgments, decrees or orders shall continue unsatisfied and in effect for a period of sixty (60) consecutive days without being vacated, discharged, satisfied or stayed or bonded pending appeal; or

                  (7) If any of the following events shall occur or exist with respect to Borrower or any ERISA Affiliate: (i) any Prohibited Transaction involving any Plan; (ii) any Reportable Event with respect to any Plan; (iii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (iv) any event or circumstance which would constitute grounds for the termination of, or for the appointment of a trustee to administer, any Plan under Section 4042 of ERISA, or the institution by the PBGC of proceedings for any such termination or appointment under Section 4042 of ERISA; or (v) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency, or termination of any Multiemployer Plan; and in each case above, if such event or conditions, if any, would be likely to subject Borrower or any ERISA Affiliate to any tax, penalty, or other liability to a Plan, Multiemployer Plan, the PBGC or otherwise (or any combination thereof) that would be likely to result in a Material Adverse Change; or

                  (8) If the Mortgage shall at any time and for any reason cease to create a valid and perfected first priority Lien on the Mortgaged Property purported to be subject thereto or to be in full force and effect; or shall be declared null and void; or the validity or enforceability thereof shall be contested by Borrower; or

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


                  (9) If an "Event of Default" shall occur under the Mortgage (as such quoted term is defined therein); or

                  (10) If, at any time, any part of the funds to be used by Borrower or Guarantor in satisfaction of their respective obligations under this Agreement and/or the other Loan Documents, or any other assets of Borrower or Guarantor, constitute "plan assets" of any "employee benefit plan" within the meaning of ERISA or of any "plan" within the meaning of Section 4975(e)(1) of the Code, as interpreted by the Internal Revenue Service and the U.S. Department of Labor in rules, regulations, releases, bulletins or as interpreted under applicable case law.

                  Section 9.02 Remedies. If any Event of Default shall occur and be continuing, Administrative Agent shall, upon request of the Required Lenders,
(i) declare the outstanding balance of the Note, all interest thereon, and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon such balance, all such interest, and all such amounts due under this Agreement and under the other Loan Documents shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by Borrower and/or (ii) terminate the unfunded Loan Commitments and/or (iii) exercise any remedies provided in any of the Loan Documents or by Law.

                                   ARTICLE X

                  ADMINISTRATIVE AGENT; RELATIONS AMONG LENDERS

                  Section 10.01 Appointment, Powers and Immunities of Administrative Agent. Each Lender hereby irrevocably appoints and authorizes Administrative Agent to act as its agent hereunder and under any other Loan Document and the Subordination Agreement with such powers as are specifically delegated to Administrative Agent by the terms of this Agreement and any other Loan Document and the Subordination Agreement, together with such other powers as are reasonably incidental thereto. Administrative Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and any other Loan Document and the Subordination Agreement or required by Law, and shall not by reason of this Agreement be a fiduciary or trustee for any Lender except to the extent that Administrative Agent acts as an agent with respect to the receipt or payment of funds (nor shall Administrative Agent have any fiduciary duty to Borrower nor shall any Lender have any fiduciary duty to Borrower or to any other Lender). No implied covenants, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against Administrative Agent. Neither Administrative Agent nor any of its directors, officers, employees, agents, attorneys-in-fact or Affiliates shall be responsible to any Lender for any recitals, statements, representations or warranties made by Borrower or any officer, partner or official of Borrower or any other Person contained in this Agreement or any other Loan Document, or in any certificate or other document or instrument referred to or provided for in, or received by any of them under, this Agreement or any other Loan

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

Document, or for the value, legality, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document or instrument referred to or provided for herein or therein, for the perfection or priority of any Lien securing the Obligations or for any failure by Borrower or Guarantor to perform any of its obligations hereunder or thereunder. Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither Administrative Agent nor any of its directors, officers, employees, agents, attorneys-in-fact or Affiliates shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or the Subordination Agreement or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct.

                  Section 10.02 Reliance by Administrative Agent. Administrative
Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Administrative Agent. Administrative Agent may deem and treat each Lender as the holder of the Loan made by it for all purposes hereof and shall not be required to deal with any Person who has acquired a Participation in any Loan or Participation from a Lender. As to any matters not expressly provided for by this Agreement or any other Loan Document or the Subordination Agreement, Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Lenders, and such instructions of the Required Lenders and any action taken or failure to act pursuant thereto shall be binding on all Lenders and any other holder of all or any portion of any Loan or Participation.

                  Section 10.03 Defaults. Administrative Agent shall not be deemed to have knowledge of the occurrence of a Default or Event of Default unless Administrative Agent has actual knowledge thereof or has received notice from a Lender or Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default." In the event that Administrative Agent has such actual knowledge or receives such a notice of the occurrence of a Default or Event of Default, Administrative Agent shall give prompt notice thereof to Lenders. Administrative Agent shall promptly send to each Lender a copy of any notice of Default or Event of Default that Administrative Agent sends to Borrower or Guarantor. Administrative Agent, following consultation with Lenders, shall (subject to Section 10.07) take such action with respect to such Default or Event of Default which is continuing (including actions with respect to the disposition or operation of the collateral for the Loans) as shall be directed by the Required Lenders; provided, however, that, unless and until Administrative Agent shall have received such directions, Administrative Agent may take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of Lenders. In no event shall Administrative Agent be required to take any such action which it determines to be contrary to the Loan

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


Documents or the Subordination Agreement or to Law. Each Lender acknowledges and agrees that no individual Lender may separately enforce or exercise any of the provisions of any of the Loan Documents (including, without limitation, the Note) or the Subordination Agreement other than through Administrative Agent.

                  Section 10.04 Rights of Administrative Agent as a Lender. With respect to its Loan Commitment (if any) and the Loan (if any) provided by it, Administrative Agent in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as Administrative Agent, and the term "Lender" or "Lenders" shall include Administrative Agent in its capacity as a Lender. Administrative Agent and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to (on a secured or unsecured basis), and generally engage in any kind of banking, trust or other business with Borrower (and any Affiliates of Borrower) as if it were not acting as Administrative Agent.

                  Section 10.05 Sharing of Costs by Lenders; Indemnification of Administrative Agent. Each Lender agrees to pay its ratable share, based on the respective outstanding principal balances under its Loan and the Loans of the other Lenders, of any expenses incurred (and not paid or reimbursed by Borrower after demand for payment is made by Administrative Agent) by or on behalf of Lenders in connection with any Default or Event of Default, including, without limitation, costs of enforcement of the Loan Documents or the Subordination Agreement and any advances to pay taxes or insurance premiums or otherwise to preserve the Lien of the Mortgage or to preserve or protect the Mortgaged Property or any part thereof. In the event a Lender fails to pay its share of expenses as aforesaid, and all or a portion of such unpaid amount is paid by Administrative Agent and/or one or more of the other Lenders, then the defaulting Lender shall reimburse Administrative Agent and/or the other Lender(s) for the portion of such unpaid amount paid by it or them, as the case may be, together with interest thereon at the Base Rate from the date of payment by Administrative Agent and/or the other Lender(s). In addition, each Lender agrees to indemnify Administrative Agent (to the extent not reimbursed under Section 12.04 or under other applicable provisions of any Loan Document, but without limiting the obligations of Borrower under Section 12.04 or such other provisions), for its ratable share, based upon the outstanding principal balances under its Loan and the Loans of the other Lenders, of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against Administrative Agent in any way relating to or arising out of this Agreement, any other Loan Document or the Subordination Agreement or any other documents contemplated by or referred to herein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses which Borrower is obligated to pay under
Section 12.04 or under any other applicable provisions of any other Loan Document) or the enforcement of any of the terms hereof or thereof or of any such other documents or instruments; provided, however, that no Lender shall be liable for (i) any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified or (ii) any loss of principal or interest with respect to Administrative Agent's Loan, if any.

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


                  Section 10.06  Non-Reliance on Administrative  Agent and Other
Lenders. Each Lender agrees that it has, independently and without reliance on Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own analysis of the collateral for the Loans and of the credit of Borrower and Guarantor, and its own decision to enter into this Agreement and that it will, independently and without reliance upon Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any other Loan Document or the Subordination Agreement. Except for notices, reports and other documents and information expressly required to be furnished to Lenders by Administrative Agent hereunder, Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of Borrower or Guarantor (or any Affiliate of Borrower or Guarantor) which may come into the possession of Administrative Agent or any of its Affiliates. Administrative Agent shall not be required to file this Agreement, any other Loan Document or any document or instrument referred to herein or therein, for record or give notice of this Agreement, any other Loan Document or any document or instrument referred to herein or therein, to anyone.

                  Section 10.07 Failure of Administrative Agent to Act. Except for action expressly required of Administrative Agent hereunder, Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall have received further assurances (which may include cash collateral) of the indemnification obligations of Lenders under Section
10.05 in respect of any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. If any indemnity furnished to Administrative Agent for any purpose shall, in the opinion of Administrative Agent, be insufficient or become impaired, Administrative Agent may call for an additional indemnity and cease, or not commence, the action indemnified against until such additional indemnity is furnished.

                  Section 10.08 Resignation or Removal of Administrative Agent. Administrative Agent hereby agrees not to unilaterally resign except in the event it becomes an Affected Lender and is removed or replaced as a Lender pursuant to Section 3.07, in which event it shall have the right to resign; provided, however, that Administrative Agent may resign if a successor Administrative Agent satisfactory to the Required Lenders and (so long as there exists no Event of Default) reasonably satisfactory to Borrower is appointed and accepts such appointment. Administrative Agent may be removed at any time with cause by the Required Lenders, provided that Borrower and the other Lenders shall be promptly notified thereof. Upon any such resignation or removal of Administrative Agent, the Required Lenders shall have the right to appoint a successor Administrative Agent which successor Administrative Agent, so long as it is reasonably acceptable to the Required Lenders, shall be that Lender then having the greatest Loan Commitment. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within twenty (20) days after the Required Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of Lenders,

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

appoint a successor Administrative Agent, which shall be one of Lenders. The Required Lenders or the retiring Administrative Agent, as the case may be, shall upon the appointment of a successor Administrative Agent promptly so notify Borrower and the other Lenders. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's removal hereunder as Administrative Agent, the provisions of this Article X shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent. The periodic administration fee paid to the retiring Administrative Agent shall be deemed earned by such retiring Administrative Agent only to the extent of the actual days elapsed in the period to which such administration fee relates, and upon appointment of a successor Administrative Agent, the retiring Administrative Agent shall pay to such successor a pro-rata portion of such administration fee based upon the number of days remaining in such period. Notwithstanding the foregoing, Borrower shall incur no cost or expense in connection with the removal and/or substitution of an Administrative Agent.

                  Section 10.09 Amendments Concerning Agency Function. Notwithstanding anything to the contrary contained herein, Administrative Agent shall not be bound by any waiver, amendment, supplement or modification hereof or of any other Loan Document or the Subordination Agreement which affects its duties, rights, and/or functions hereunder or thereunder unless it shall have given its prior written consent thereto.

                  Section 10.10 Liability of Administrative Agent. Administrative Agent shall not have any liabilities or responsibilities to Borrower on account of the failure of any Lender to perform its obligations hereunder or to any Lender on account of the failure of Borrower to perform its obligations hereunder or under any other Loan Document.

                  Section 10.11 Transfer of Agency Function. Without the consent of Borrower or any Lender, Administrative Agent may at any time or from time to time transfer its functions as Administrative Agent hereunder to any of its offices wherever located in the United States, provided that Administrative Agent shall promptly notify Borrower and Lenders thereof.

                  Section 10.12 Intentionally Omitted.

                  Section 10.13 Withholding Taxes. Each Lender represents that it is entitled to receive any payments to be made to it hereunder without the withholding of any tax and will furnish to Administrative Agent such forms, certifications, statements and other documents as Administrative Agent may request from time to time to evidence such Lender's exemption from the withholding of any tax imposed by any jurisdiction or to enable Administrative Agent or Borrower to comply with any applicable Laws relating thereto. Without limiting the effect of the foregoing, if any Lender is not created or

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


organized under the Laws of the United States or any state thereof, such Lender will furnish to Administrative Agent a U.S. Internal Revenue Service Form W-8ECI in respect of all payments to be made to such Lender by Borrower or Administrative Agent under this Agreement or any other Loan Document or a U.S. Internal Revenue Service Form W-8BEN establishing such Lender's complete exemption from United States withholding tax in respect of payments to be made to such Lender by Borrower or Administrative Agent under this Agreement or any other Loan Document, or such other forms, certifications, statements or documents, duly executed and completed by such Lender as evidence of such Lender's exemption from the withholding of U.S. tax with respect thereto. Administrative Agent shall not be obligated to make any payments hereunder to such Lender in respect of any Loan or Participation or such Lender's Loan Commitment or obligation to purchase Participations until such Lender shall have furnished to Administrative Agent the requested form, certification, statement or document.

                  Section 10.14 Pro Rata Treatment. Except to the extent otherwise provided, fundings of proceeds of the Loans shall be made by Lenders ratably according to the amounts of their respective Loan Commitments.

                  Section 10.15 Sharing of Payments Among Lenders. If a Lender shall obtain payment of any principal of or interest on any Loan made by it through the exercise of any right of setoff, banker's lien, counterclaim, or by any other means (including direct payment), and such payment results in such Lender receiving a greater payment than it would have been entitled to had such payment been paid directly to Administrative Agent for disbursement to Lenders, then such Lender shall promptly purchase for cash from the other Lenders Participations in the Loans made by the other Lenders in such amounts, and make such other adjustments from time to time as shall be equitable to the end that all Lenders shall share ratably the benefit of such payment. To such end, Lenders shall make appropriate adjustments among themselves (by the resale of Participations sold or otherwise) if such payment is rescinded or must otherwise be restored.

                  Section 10.16 Possession of Documents. Administrative Agent shall hold all the Loan Documents and related documents in its possession and maintain separate records and accounts with respect thereto, and shall permit Lenders and their representatives access at all reasonable times to inspect such Loan Documents, related documents, records and accounts.

                  Section 10.17 Minimum Commitment by Merrill Lynch. Subsequent to the Closing Date, Merrill Lynch hereby agrees to maintain a Loan Commitment in an amount no less than $20,000,000, and further agrees to hold and not to participate or assign any of such amount other than an assignment to a Federal Reserve Bank or to the Parent or a majority-owned subsidiary of Merrill Lynch.

                  Section 10.18 Effect of a Lender's Failure to Make a Funding. In the event any Lender fails for any reason to fund the portion it is required to fund of any funding of Loan proceeds by 3:00 p.m. (New York time) on the second Business Day after the date established by Administrative Agent as the date such funding is to be made, such Lender shall be a "Delinquent Lender" for all purposes hereunder until and unless such delinquency is cured in accordance with the terms of and by the time permitted under Section 10.19, and the following provisions shall apply:

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


                  (1) Administrative Agent shall notify (such notice being referred to as the "Delinquency Notice") each Lender and Borrower of any Lender's failure to fund. Each Non-Delinquent Lender shall have the right, but in no event or under any circumstance the obligation, to fund such Delinquent Lender's portion of such funding, provided that, within ten (10) days of the date of the Delinquency Notice (the "Election Period"), such Non-Delinquent Lender or Lenders (each such Lender, an "Electing Lender") irrevocably commit(s) by notice in writing (an "Election Notice") to Administrative Agent, the other Lenders and Borrower to fund the Delinquent Lender's portion of the funding that is the subject of the delinquency (the "Delinquency Amount"). If Administrative Agent receives more than one Election Notice within the Election Period, then the Electing Lenders sending such notices shall be deemed to have committed to fund ratable shares of the Delinquency Amount based upon the amounts of their respective Loan Commitments. If there are one or more Electing Lenders and the Delinquent Lender fails to cure during the Election Period as provided in Section 10.19, then upon the expiration of the Election Period, each Electing Lender's Loan Commitment shall be automatically increased by the Delinquency Amount (if there is only one Electing Lender) or such Electing Lender's ratable share, determined as aforesaid, of the Delinquency Amount (if there are two (2) or more Electing Lenders), and the Delinquent Lender's Loan Commitment shall automatically be reduced by the Delinquency Amount. Administrative Agent shall thereupon notify Borrower and each Lender of (i) the adjusted amounts of the Loan Commitments and (ii) the date the Delinquency Amount is to be remitted by the Electing Lenders to Administrative Agent (which date shall be no sooner than three (3) Business Days after such notice). Administrative Agent shall fund to Borrower the Delinquency Amount no later than one
         (1) Business Day after Administrative Agent receives the same from the Electing Lender(s).

                  (2) Borrower, Administrative Agent and Lenders shall execute such modifications to the Loan Documents as shall, in the reasonable judgment of Administrative Agent, be necessary or desirable in connection with the adjustment of the amounts of Loan Commitments in accordance with the foregoing provisions of this Section.

                  (3) In the event that no Lender elects to commit to fund the Delinquency Amount within the Election Period as provided in paragraph
         (1) of this Section, Administrative Agent shall, upon the expiration of the Election Period, so notify Borrower and each Lender.

                  (4) Subject to a Delinquent Lender's right to cure as provided in Section 10.19, but notwithstanding anything else to the contrary contained in this Agreement, the Delinquent Lender's interest in, and any and all amounts due to a

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

         Delinquent Lender under, the Loan Documents (including, without limitation, all principal, interest, fees and expenses) shall be subordinate in lien priority and to the repayment of all amounts (including, without limitation, interest) then or thereafter due or to become due to the Non-Delinquent Lenders under the Loan Documents (including future fundings), and the Delinquent Lender thereafter shall have no right to participate in any discussions among and/or decisions by Lenders hereunder and/or under the other Loan Documents. Further, subject to Section 10.19, any Delinquent Lender shall be bound by any amendment to, or waiver of, any provision of, or any action taken or omitted to be taken by Administrative Agent and/or the Non-Delinquent Lenders under, any Loan Document which is made subsequent to the Delinquent Lender's becoming a Delinquent Lender.

                  (5) If a Delinquent Lender's obligations with respect to the Delinquency Amount are assumed by one or more Electing Lenders, then, notwithstanding anything to the contrary contained in this Agreement (including Sections 2.01 or 10.14), subsequent fundings of the Loans shall be made by Lenders in proportion to the remaining available amounts of their respective Loan Commitments.

                  Section 10.19 Cure by Delinquent Lender. A Delinquent Lender may cure a delinquency arising out of its failure to fund its required portion of any funding if, within the Election Period, it remits to Administrative Agent its required portion of such funding, in which event Administrative Agent shall so notify Borrower and the Non-Delinquent Lenders of its receipt of such funds. Administrative Agent shall, within one (1) Business Day of its receipt thereof from the Delinquent Lender, fund the Delinquency Amount to Borrower. In the event any Delinquent Lender cures a delinquency prior to the expiration of the Election Period (or thereafter with the consent of all of the Non-Delinquent Lenders), such Delinquent Lender nonetheless shall be bound by any amendment to or waiver of any provision of, or any action taken or omitted to be taken by Administrative Agent and/or the Non-Delinquent Lenders under, any Loan Document which is made subsequent to that Lender's becoming a Delinquent Lender and prior to its curing the delinquency as provided in this Section; provided that such amendment or waiver of action was taken in accordance with the provisions of this Agreement. A Delinquent Lender shall have absolutely no right to cure any delinquency after the expiration of the Election Period unless all Non-Delinquent Lenders, in their sole discretion, elect to permit such cure.

                  Section 10.20 Delinquent Lender Not Excused. Nothing contained in Sections 10.18 or 10.19 shall release or in any way limit a Delinquent Lender's obligations as a Lender hereunder and/or under any other of the Loan Documents. Further, a Delinquent Lender shall indemnify and hold harmless Administrative Agent and each of the Non-Delinquent Lenders from any claim, loss, or costs incurred by Administrative Agent and/or the Non-Delinquent Lenders as a result of a Delinquent Lender's failure to comply with the requirements of this Agreement, including, without limitation, any and all additional losses, damages, costs and expenses (including, without limitation, attorneys' fees) incurred by Administrative Agent and any Lender as a result

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of and/or in connection with (i) a Non-Delinquent Lender's acting as an Electing
Lender, (ii) any enforcement action brought by Administrative Agent against a Delinquent Lender and (iii) any action brought against Administrative Agent and/or Lenders. The indemnification provided above shall survive any termination of this Agreement.

                  Section 10.21 Notices Regarding Delinquent Lender. Notices by Administrative Agent or Lenders pursuant to Sections 10.18 or 10.19 may be by telephone or by facsimile.

                                   ARTICLE XI

                              NATURE OF OBLIGATIONS

                  Section 11.01 Absolute and Unconditional Obligations. Borrower acknowledges and agrees that its obligations and liabilities under this Agreement and under the other Loan Documents shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of any of the Obligations, any Loan Documents or any agreement or instrument relating thereto executed by Borrower and/or Guarantor, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from any Loan Documents or any other documents or instruments executed in connection with or related to the Obligations or (iii) any exchange or release of any collateral, if any, or of any other Person from all or any of the Obligations.

                  The Obligations shall not be conditioned or contingent upon the pursuit by any Lender or any other Person at any time of any right or remedy against Borrower or any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral or security or guarantee therefor or right of setoff with respect thereto.

                  Section 11.02 Non-Recourse. Notwithstanding anything to the contrary contained herein, in any of the other Loan Documents (other than the Guaranty of Completion, the Guaranty and Indemnity Agreement and the Environmental Indemnity), or in any other instruments, certificates, documents or agreements executed in connection with the Loans (all of the foregoing, other than the Guaranty of Completion, the Guaranty and Indemnity Agreement and the Environmental Indemnity, for purposes of this Section, hereinafter referred to, individually and collectively, as the "Relevant Documents"), no recourse under or upon any of the Obligations shall be had against Borrower or any of its constituent members (said constituent members, for purposes of this Section, hereinafter referred to as the "Borrower Members") except to the extent of the Mortgaged Property and/or any other security now or hereafter given for the Loans, and each Lender expressly waives and releases, on behalf of itself and its successors and assigns, all right to assert any liability whatsoever under or with respect to the Relevant Documents against, or to satisfy any claim or obligation arising thereunder against, Borrower or any of the Borrower Members or out of any other assets of Borrower or of the Borrower Members, provided, however, that nothing in this Section

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shall be  deemed  to (i)  constitute  a waiver of any  obligation  evidenced  or secured by, or contained in, the Relevant Documents or affect in any way the validity or enforceability of the Relevant Documents, (ii) limit the right of Administrative Agent and/or Lenders to proceed against or realize upon all or part of the Mortgaged Property or any other collateral now or hereafter given for the Loans or to name Borrower (or, to the extent that the same are required by applicable Law or are determined by a court to be necessary parties in connection with an action or suit against Borrower, all or part of the Mortgaged Property or any other collateral now or hereafter given for the Loans, any of the Borrower Members) as a party defendant in, and to enforce against all or part of the Mortgaged Property or any other collateral now or hereafter given for the Loans any judgment obtained by Administrative Agent and/or Lenders with respect to, any action or suit under the Relevant Documents so long as no judgment shall be taken (except to the extent taking a judgment is required by
applicable   Law  or   determined  by  a  court  to  be  necessary  to  preserve
Administrative Agent's and/or Lenders' rights against all or part of the Mortgaged Property or any other collateral now or hereafter given for the Loans or Borrower, but not otherwise) or shall be enforced against Borrower or the Borrower Members or their assets, (iii) affect in any way the validity or enforceability of the Guaranty of Completion, the Guaranty and Indemnity Agreement or the Environmental Indemnity or any other guaranty or indemnity given to Administrative Agent or Lenders in connection with the Loans or (iv) constitute a waiver by Administrative Agent or any Lender of any rights to reimbursement for losses, claims, liabilities, costs or expenses, or any other remedy at law or equity against Borrower, the Borrower Members or any of their respective Affiliates by reason of (A) fraudulent actions or omissions, (B)
intentional    and   material    misrepresentations,    (C)    misappropriation,
misapplication or conversion of any insurance proceeds, condemnation awards, tenant security deposits or proceeds of the Tenant LCs, or of any rent or other funds in respect of the Mortgaged Property or any other collateral now or hereafter given for the Loans, (D) Liens voluntarily placed on all or any portion of the Mortgaged Property or other collateral now or hereafter given for the Loans, other than those expressly permitted by the Loan Documents, (E) physical waste of the Property or Improvements (for example, the deliberate or voluntary removal, disposal, destruction or injury to all or any portion thereof) or (F) unless Borrower is acting in good faith, the impeding of Lenders' or Administrative Agent's exercise of remedies under the Loan Documents or otherwise in connection with the Loans.

                                  ARTICLE XII

                                  MISCELLANEOUS

                  Section 12.01 Binding Effect of Request for Funding. Borrower agrees that, by its acceptance of any funding of proceeds of the Loans under this Agreement, it shall be bound in all respects by the request for funding submitted on its behalf in connection therewith with the same force and effect as if Borrower had itself executed and submitted the request for funding and whether or not the request for funding is executed and/or submitted by an authorized person.

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                  Section 12.02 Amendments and Waivers. No amendment or material waiver of any provision of this Agreement or any other Loan Document or the Subordination Agreement nor consent to any material departure by Borrower or Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Required Lenders and, solely for purposes of its acknowledgment thereof, Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all Lenders do any of the following: (i) reduce the principal of, or interest on, the Note or any fees due hereunder or any other amount due hereunder or under any other Loan Document; (ii) postpone any date (including, without limitation, the Maturity Date) fixed for any payment of principal of, or interest on, the Note or any fees due hereunder or under any other Loan Document (other than as provided in Section 2.16); (iii) change the definition of Required Lenders; (iv) amend this Section or any other provision requiring the consent of all Lenders; (v) waive any default under paragraph (5) of Section 9.01; (vi) release, in whole or in part, any Guarantor other than in accordance with the Loan Documents; (vii) release any material portion of the Mortgaged Property or of any other collateral now or hereafter given for the Loans other than in accordance with the Loan Documents; or (viii) increase the Total Loan Commitment. Any funding of proceeds of the Loans made prior to or without the fulfillment by Borrower of all of the conditions precedent thereto, whether or not known to Administrative Agent and Lenders, shall not constitute a waiver of the requirement that all conditions, including the non-performed conditions, shall be required with respect to all future fundings, if any. No failure on the part of Administrative Agent or any Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof or preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by Law.

                  All communications from Administrative Agent to Lenders requesting Lenders' determination, consent or approval (x) shall be given in the form of a written notice to each Lender, (y) shall be accompanied by or include a description or copy of the matter or thing as to which such determination, approval, consent or disapproval is requested and (z) shall include Administrative Agent's recommended course of action or determination in respect thereof. If a Lender does not respond to such request within five (5) Business Days after receipt of Administrative Agent's request, then Administrative Agent may send a second request to such Lender. Unless such Lender shall give written notice to Administrative Agent that it objects to the recommendation or determination of Administrative Agent (together with a written explanation of the reasons behind such objection) within five (5) Business Days (or two (2) Business Days, in the case of any decision to accelerate or stop acceleration of the Loans) after receipt of such second request, such Lender shall be deemed to have approved or consented to Administrative Agent's recommendation or determination.

                  Section 12.03 Usury. Anything herein to the contrary notwithstanding, the obligations of Borrower under this Agreement and the Note shall be subject to the limitation that payments of interest shall not be required to the extent that receipt thereof would be contrary to provisions of Law applicable to a Lender limiting rates of interest which may be charged or collected by such Lender.

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                  Section 12.04 Expenses;  Indemnification.  Borrower  covenants
and  agrees  to  pay  all  costs,  expenses  and  charges  (including,   without
limitation, all reasonable fees and expenses of counsel, engineers, appraisers and consultants) incurred by Administrative Agent or any Lender in connection with (i) the preparation for and consummation of the transactions contemplated hereby or for the performance hereof and of the other Loan Documents, and for any services which may be required in addition to those normally and reasonably contemplated hereby and (ii) the enforcement hereof or of any or all of the other Loan Documents; provided, however, that Borrower shall not be responsible for (x) the fees and expenses of legal counsel for any Lender other than Merrill Lynch incurred in connection with said counsel's review of this Agreement and the other Loan Documents prior to execution and (y) costs, expenses and charges
incurred  by   Administrative   Agent  and  Lenders  in   connection   with  the
administration or syndication of the Loan (other than the administration fee required by Section 2.07(a), the fees required by the Supplemental Letter agreement and the reasonable fees and expenses of Administrative Agent's counsel and the Engineering Consultant). In connection with the foregoing, Lenders agree, to the extent practicable, to appoint a single counsel, selected by Administrative Agent, to act on behalf of all Lenders in connection with the enforcement of the Loan Documents. If Borrower fails to pay promptly any costs, charges or expense required to be paid by it as aforesaid, and Administrative Agent or any Lender pays such costs, charges or expenses, Borrower shall reimburse Administrative Agent or such Lender, as appropriate, on demand for the amounts so paid, together with interest thereon at the Default Rate for Base Rate Loans from the date of demand. Borrower agrees to indemnify Administrative Agent and each Lender and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them arising out of or by reason of (A) any claims by brokers due to acts or omissions by Borrower or (B) any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to any actual or proposed use by Borrower of the proceeds of the Loans, including without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified).

                  The  obligations  of  Borrower  under this  Section  and under
Article III shall survive the repayment of all amounts due under or in connection with any of the Loan Documents and the termination of the Loans.

                  Section 12.05 Assignment; Participation. This Agreement shall be binding upon, and shall inure to the benefit of, Borrower, Administrative Agent, Lenders and their respective successors and permitted assigns. Borrower may not assign or transfer its rights or obligations hereunder.

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


                  Any Lender may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Loan ("Participations"). In the event of any such grant by a Lender of a Participation to a Participant, whether or not Borrower or Administrative Agent was given notice, such Lender shall remain responsible for the performance of its obligations hereunder, and Borrower and Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations hereunder. Any agreement pursuant to which any Lender may grant a Participation shall provide that such Lender shall retain the sole right and responsibility to enforce the obligations of Borrower hereunder and under any other Loan Document, including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document or the Subordination Agreement; provided, however, that such participation agreement may provide that such Lender will not agree to any modification, amendment or waiver described in clauses (i) through (viii) of
Section 12.02 without the consent of the Participant.

                  Subject to the provisions of Section 10.17, any Lender may at any time assign (x) to any bank or other financial institution with (A) the acknowledgment of Administrative Agent, (B) the consent of Merrill Lynch, (C) provided there exists no Event of Default, the prior written consent of Borrower and (D) unless the bank or other financial institution has assets of at least $500,000,000, has a net worth of at least $250,000,000 and in all respects other than net worth and assets meets the requirements for an "Institutional Investor" (as defined in the Mortgage), the consent of the Required Lenders, none of which consents listed above shall be unreasonably withheld or delayed, or (y) to one of the existing Lenders, to one or more of the institutions listed on EXHIBIT G or to one or more banks or other institutions which are majority owned subsidiaries of a Lender or of the Parent of a Lender (each such bank or other institution described in clause (x) or (y) above, an "Assignee") all, or a proportionate part of all, of its rights and obligations under this Agreement and the Note, and such Assignee shall assume rights and obligations, pursuant to an Assignment and Assumption Agreement executed by such Assignee and the assigning Lender, provided that, in each case, after giving effect to such assignment the Assignee's Loan Commitment, and, in the case of a partial assignment, the assigning Lender's Loan Commitment, each will be equal to or greater than $10,000,000; provided, further, however, that the assigning Lender shall not be required to maintain a Loan Commitment in the minimum amount aforesaid in the event it assigns all of its rights and obligations under this Agreement and the Note. Upon (i) execution and delivery of such instrument, (ii) payment by such Assignee to the assigning Lender of an amount equal to the purchase price agreed between such Lender and such Assignee and (iii) payment by such Assignee to Administrative Agent of a fee, for Administrative Agent's own account, in the amount of $3,500, such Assignee shall be a Lender under this Agreement and shall have all the rights and obligations of a Lender as set forth in such Assignment and Assumption Agreement, and the assigning Lender shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. If the Assignee is not incorporated under the Laws of the United States or a state thereof, it shall, prior to the first date on which interest or fees are payable hereunder for its account, deliver to Borrower and Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 10.13. Each Assignee shall be deemed to have made the representations contained in, and shall be bound by the provisions of,
Section 10.13.

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                  Any Lender may at any time freely assign all or any portion of its rights under this Agreement and the Note to a Federal Reserve Bank. No such assignment shall release the transferor Lender from its obligations hereunder.

                  Borrower recognizes that in connection with a Lender's selling of Participations or making of assignments, any or all documentation, financial statements, appraisals and other data, or copies thereof, relevant to Borrower, Guarantor or the Loans may be exhibited to and retained by any such Participant or assignee or prospective Participant or assignee. In connection with a Lender's delivery of any financial statements and appraisals to any such Participant or assignee or prospective Participant or assignee, such Lender shall also indicate that the same are delivered on a confidential basis.
Borrower agrees, at no material cost or expense, and without expanding Borrower's liability already provided for in the Loan Documents, to provide all assistance reasonably requested by a Lender to enable such Lender to sell Participations or make assignments of its Loan as permitted by this Section. Each Lender agrees to provide Administrative Agent and Borrower with notice of all Participations sold by such Lender.

                  Section 12.06 Documentation Satisfactory. All documentation required from or to be submitted on behalf of Borrower in connection with this Agreement and the documents relating hereto shall be subject to the prior approval of, and be satisfactory in form and substance to, Administrative Agent, its counsel and, where specifically provided herein, Lenders. In addition, the persons or parties responsible for the execution and delivery of, and signatories to, all of such documentation, shall be acceptable to, and subject to the approval of, Administrative Agent and its counsel.

                  Section 12.07 Notices. Except as expressly provided otherwise, all notices, demands, consents, approvals and statements required or permitted hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when presented personally, three (3) days after mailing by registered or certified mail, postage prepaid, or one (1) day after delivery to a nationally recognized overnight courier service providing evidence of the date of delivery, addressed to a party at its address on the signature page hereof or of the applicable Assignment and Assumption Agreement, or at such other address of which a party shall have notified the party giving such notice in writing in accordance with the foregoing requirements. All notices that are permitted to be given by telephone shall be promptly confirmed by facsimile.

                  Section 12.08 Setoff. Borrower agrees that, in addition to (and without limitation of) any right of setoff, bankers' lien or counterclaim a Lender may otherwise have, Administrative Agent and each Lender shall be entitled, at its option, to offset balances (general or special, time or demand, provisional or final) held by it for the account of Borrower at any of Administrative Agent's or such Lender's offices, in Dollars or in any other currency, against any amount payable by Borrower to Administrative

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

Agent or such Lender under this Agreement or the Note or any other Loan Document which is not paid when due (regardless of whether such balances are then due to Borrower), in which case it shall promptly notify Borrower and (in the case of setoff by a Lender) Administrative Agent thereof; provided, however, that failure to give such notice shall not affect the validity thereof. Payments by Borrower hereunder or under the other Loan Documents shall be made without setoff or counterclaim.

                  Section 12.09 Severability. The provisions of this Agreement are intended to be severable. If for any reason any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

                  Section 12.10 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

                  Section 12.11 Integration. The Loan Documents, the Supplemental Letter Agreement and the Subordination Agreement set forth the entire agreement among the parties hereto relating to the transactions contemplated thereby and supersede any prior oral or written statements or agreements with respect to such transactions.

                  Section 12.12 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the Laws of the State of New York.

                  Section 12.13 Waivers. In connection with the obligations and liabilities as aforesaid, Borrower hereby waives (i) promptness and diligence,
(ii) notice of any actions taken by Administrative Agent or any Lender under this Agreement, any other Loan Document or any other agreement or instrument relating thereto except to the extent otherwise provided herein, (iii) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations, the omission of or delay in which, but for the provisions of this Section, might constitute grounds for relieving Borrower of its obligations hereunder, (iv) any requirement that Administrative Agent or any Lender protect, secure, perfect or insure any Lien on all or any portion of the Mortgaged Property or on any other collateral or exhaust any right or take any action against Borrower, Guarantor or any other
Person or against all or any portion of the Mortgaged Property or any other collateral, (v) any right or claim of right to cause a marshalling of the assets of Borrower and (vi) all rights of subrogation or contribution, whether arising by contract or operation of law (including, without limitation, any such right arising under the Federal Bankruptcy Code) or otherwise by reason of payment by Borrower, either jointly or severally, pursuant to this Agreement or other Loan Documents.

                  Section    12.14    Jurisdiction;     Immunities.    Borrower,
Administrative   Agent  and  each  Lender  hereby   irrevocably  submit  to  the
jurisdiction  of any New York

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State or U.S.  federal  court  sitting  in New York  City  over  any  action  or proceeding arising out of or relating to this Agreement, the Note or any other Loan Document. Borrower, Administrative Agent, and each Lender irrevocably agree that all claims in respect of such action or proceeding may be heard and
determined   in  such  New  York  State  or  U.S.   federal   court.   Borrower,
Administrative Agent, and each Lender irrevocably consent to the service of any and all process in any such action or proceeding by the mailing of copies of such process to Borrower, Administrative Agent or each Lender, as the case may be, at the addresses specified herein. Borrower, Administrative Agent and each Lender agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Borrower, Administrative Agent and each Lender further waive any objection to venue in the State of New York and any objection to an action or proceeding in the State of New York on the basis of forum non conveniens.

                  Nothing in this Section shall affect the right of Borrower, Administrative Agent or any Lender to serve legal process in any other manner permitted by Law.

                  To the extent that Borrower, Administrative Agent or any Lender have or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its Property, Borrower, Administrative Agent and each Lender hereby irrevocably waive such immunity in respect of its obligations under this Agreement, the Note and any other Loan Document.

                  BORROWER, ADMINISTRATIVE AGENT AND EACH LENDER WAIVE ANY RIGHT EACH SUCH PARTY MAY HAVE TO JURY TRIAL IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT WITH RESPECT TO THIS AGREEMENT, THE NOTE OR THE LOANS. IN ADDITION, BORROWER FURTHER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY OR ON BEHALF OF ADMINISTRATIVE AGENT OR LENDERS WITH RESPECT TO THIS AGREEMENT, THE NOTE OR OTHERWISE IN RESPECT OF THE LOANS, ANY AND EVERY RIGHT BORROWER MAY HAVE TO (X) INJUNCTIVE RELIEF, (Y) INTERPOSE ANY COUNTERCLAIM THEREIN, OTHER THAN A
COMPULSORY COUNTERCLAIM AND (Z) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. NOTHING CONTAINED IN THE IMMEDIATELY PRECEDING SENTENCE SHALL PREVENT OR PROHIBIT BORROWER FROM INSTITUTING OR MAINTAINING A SEPARATE ACTION AGAINST ADMINISTRATIVE AGENT OR LENDERS WITH RESPECT TO ANY ASSERTED CLAIM.

                  Section 12.15 Gross-Up For Taxes. All payments made by Borrower under this Agreement and the Note shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding income taxes and franchise or other taxes (imposed in lieu of income taxes) imposed on a Lender as a result of a present or former connection between such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Lender's having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or the Note). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to such Lender hereunder or under the Note, the amounts so payable to such Lender shall be increased to the extent necessary to yield to such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable with respect to the its Loan at the rates or in the amounts specified in this Agreement and the Note; provided, however, that Borrower shall not be required to increase any such amounts payable to such Lender if such Lender is not organized under the Laws of the United States or a state thereof and such Lender fails to comply with the requirements of Section
10.13. Whenever any Non-Excluded Taxes are payable by Borrower, as promptly as possible thereafter Borrower shall send to Administrative Agent for the account of such Lender a certified copy of an original official receipt received by Borrower showing payment thereof. If Borrower fails to pay any Non-Excluded
Taxes when due to the appropriate taxing authority or fails to remit to Administrative Agent the required receipts or other required documentary evidence, Borrower shall indemnify such Lender for any incremental taxes, interest or penalties that may become payable by such Lender as a result of any such failure. The agreements in this Section shall survive the termination of this Agreement and the payment of the Note and all other amounts payable hereunder.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                           METROPOLITAN 919 3RD AVENUE LLC, a
                           Delaware limited liability company
                           (as Borrower)

                           By: Metropolitan 919 Manager LLC, a Delaware limited liability company, its managing member

                                 By:   Metropolitan Operating Partnership,
                                       L.P., a Delaware limited partnership,
                                       its sole member


                                       By:   Metropolitan Partners LLC, a
                                             Delaware limited liability
                                             company, its general partner


                                             By
                                                --------------------------------
                                                 Name:  Jason Barnett
                                                 Title: Executive Vice President

                           Address for notices:

                           10 East 50th Street, 27th Floor
                           New York, NY  10022

                           Attention: General Counsel, Jason Barnett

                              WELLS FARGO BANK, NATIONAL
                              ASSOCIATION (as Lender and Administrative
                              Agent)


                              By
                                 -----------------------------------------------
                                 Name:   Walter C. Sierotko, Jr.
                                 Title:  Vice President

                              Address for notices:

                              40 West 57th Street, 22nd Floor
                              New York, New York  10019
                              Attention:  Kimberly Naso

                              with a copy to:

                              2120 East Park Place, Suite 100
                              El Segundo, California  90245
                              Attention:  Susie Figueroa

                              Administrative Agent's Office and Applicable
                              Lending Office:

                              Wells Fargo Bank, National Association
                              2120 East Park Place, Suite 100
                              El Segundo, California  90245

                              MERRILL LYNCH MORTGAGE CAPITAL INC.
                              (as Lender)


                              By
                                 -----------------------------------------------
                                 Name:
                                 Title:

                              Address for notices and Applicable Lending Office:

                              4 World Financial Center
                              26th Floor
                              New York, New York 10080
                              Attention: Daniel Gilbert and Sheri Weinstock

                               LANDESBANK SAAR GIROZENTRALE
                               (as Lender)


                               By
                                 -----------------------------------------------
                                 Name:
                                 Title:


                               By
                                 -----------------------------------------------
                                 Name:
                                 Title:

                              Address for notices and Applicable Lending Office:

                              Ursulinenstrasse 2
                              66111 Saarbrucken
                              Germany
                              Attention:  Dirk Hoffman

                              DEUTSCHE POSTBANK AG
                              (as Lender)


                              By
                                 -----------------------------------------------
                                 Name:
                                 Title:


                              By
                                 -----------------------------------------------
                                 Name:
                                 Title:

                              Address for notices and Applicable Lending Office:

                              Godesberger Allee 64-66
                              53175 Bonn
                              Germany
                              Attention:  Johannes Jordan

                              BAYERISCHE LANDESBANK,
                              CAYMAN ISLANDS BRANCH
                              (as Lender)


                              By
                                 -----------------------------------------------
                                 Name:
                                 Title:


                              By
                                 -----------------------------------------------
                                 Name:
                                 Title:

                              Address for notices and Applicable Lending Office:

                              560 Lexington Avenue
                              18th Floor
                              New York, New York  10022
                              Attention:  Paul Ragusin

                              DGZO  DEKABANK
                              DEUTSCHE KOMMUNALBANK
                              (as Lender)


                              By
                                 -----------------------------------------------
                                 Name:
                                 Title:


                              By
                                 -----------------------------------------------
                                 Name:
                                 Title:

                              Address for notices and Applicable Lending Office:


                              Mainzer Landstr. 16
                              60325 Frankfurt am Main
                              Germany
                              Attention:  Kurt G. Zimmermann

                              COMMERZBANK AG, NEW YORK AND
                              GRAND CAYMAN BRANCHES
                              (as Lender)


                              By
                                 -----------------------------------------------
                                 Name:
                                 Title:


                              By
                                 -----------------------------------------------
                                 Name:
                                 Title:

                              Address for notices and Applicable Lending Office:

                              2 World Financial Center
                              New York, New York  10281
                              Attention:  David Schwarz

                              WESTDEUTSCHE IMMOBILIENBANK
                              (as Lender)


                              By
                                 -----------------------------------------------
                                 Name:
                                 Title:


                              By
                                 -----------------------------------------------
                                 Name:
                                 Title:

                              Address for notices and Applicable Lending Office:

                              Gro(beta)e Bleiche 46
                              55116 Mainz
                              Germany
                              Attention:  Christian Girke

                              LANDESBANK SCHLESWIG-HOLSTEIN,
                              GIROZENTRALE
                              (as Lender)

                              By
                                 -----------------------------------------------
                                 Name:
                                 Title:


                              By
                                 -----------------------------------------------
                                 Name:
                                 Title:

                              Address for notices and Applicable Lending Office:

                              Martensdamm 6
                              D-24103 Kiel
                              Germany
                              Attention:  Michaela Braun

                              NORDDEUTSCHE LANDESBANK
                              GIROZENTRALE
                              (as Lender)


                              By
                                 -----------------------------------------------
                                 Name:
                                 Title:


                              By
                                 -----------------------------------------------
                                 Name:
                                 Title:

                              Address for notices and Applicable Lending Office:

                              Georgsplatz 1
                              30151 Hannover
                              Germany
                              Attention:  Ulrich Wilkens

                              LANDESBANK SACHSEN GIROZENTRALE
                              (as Lender)


                              By
                                 -----------------------------------------------
                                 Name:
                                 Title:


                              By
                                 -----------------------------------------------
                                 Name:
                                 Title:

                              Address for notices and Applicable Lending Office:

                              Humboldtstra(beta)e 25
                              04105 Leipzig
                              Germany
                              Attention:  Jana Pester

                                    EXHIBIT A

                              AUTHORIZATION LETTER

                                                     ________ ___, 2000

[NAME AND ADDRESS OF ADMINISTRATIVE AGENT]

                  Re: Secured Loan Agreement dated as of ____________, 2000 (the "Loan Agreement"; capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement) among us, as Borrower, the Lenders named therein, and you, as Administrative Agent for said Lenders

Dear Sir/Madam:

                  In connection with the captioned Loan Agreement, we hereby designate any of the following persons to give to you instructions, including notices required pursuant to the Loan Agreement, orally, by telephone or teleprocess, or in writing:

                  [NAMES]

                  Instructions may be honored on the oral, telephonic, teleprocess or written instructions of anyone purporting to be any one of the above designated persons even if the instructions are for the benefit of the person delivering them. We will furnish you with written confirmation of each such instruction signed by any person designated above (including any telecopy which appears to bear the signature of any person designated above) on the same day that the instruction is provided to you, but your responsibility with respect to any instruction shall not be affected by your failure to receive such confirmation or by its contents.

                  Without limiting the foregoing, we hereby unconditionally authorize any one of the above-designated persons to execute and submit requests for fundings of proceeds of the Loans (including the Initial Funding) and notices of Elections, Conversions and Continuations to you under the Loan Agreement with the identical force and effect in all respects as if executed and submitted by us.

                  You and Lenders shall be fully protected in, and shall incur no liability to us for, acting upon any instructions which you in good faith believe to have been given by any person designated above, and in no event shall you or Lenders be liable for special, consequential or punitive damages. In addition, we agree to hold you and Lenders and your and their respective agents harmless from any and all liability, loss and expense arising directly or indirectly out of instructions that we provide to you in connection with the Loan Agreement except for liability, loss or expense occasioned by your gross negligence or willful misconduct.

                  Upon notice to us, you may, at your option, refuse to execute any instruction, or part thereof, without incurring any responsibility for any loss, liability or expense arising out of such refusal if you in good faith believe that the person delivering the instruction is not one of the persons designated above or if the instruction is not accompanied by an authentication method that we have agreed to in writing.

                  We will promptly notify you in writing of any change in the persons designated above and, until you have actually received such written notice and have had a reasonable opportunity to act upon it, you are authorized to act upon instructions, even though the person delivering them may no longer be authorized.

                                          Very truly yours,

                                          [BORROWER]



                                          By
                                            ------------------------------------
                                            Name:
                                            Title:

                                    EXHIBIT B

                                      NOTE

$___________                                                  New York, New York

                                                                __________, 2000



                  For value received, [BORROWER] a _______________ ("Borrower"), hereby promises to pay to the order of ___________ ("Administrative Agent") or its successors or assigns, for the account of Lenders or their respective successors and assigns (for the further account of their respective Applicable Lending offices) at the principal office of Administrative Agent located at ______________________________, the principal sum of ________ Dollars
($____________), or, if less, the aggregate amount loaned by Lenders under their Loans to Borrower pursuant to the Loan Agreement and actually outstanding, in lawful money of the United States and in immediately available funds, in accordance with the terms set forth in the Loan Agreement. Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, in like money, at said office for the account of Lenders for the further account of their respective Applicable Lending Offices, at the time and at a rate per annum as provided in the Loan Agreement. The Loan Agreement provides in certain cases for the accrual of interest at the Default Rate.

                  The date and amount of each funding of the Loans made by Lenders to Borrower under the Loan Agreement referred to below, and each payment of the Loans, shall be recorded by Administrative Agent on its records and may be endorsed by Administrative Agent on the schedule attached hereto and any continuation thereof.

                  This Note is the Note referred to in the Secured Loan Agreement dated as of ________ __, 2000 (as the same may be amended from time to time, the "Loan Agreement") among Borrower, the Lenders named therein and Administrative Agent, as Administrative Agent for Lenders. All of the terms, conditions and provisions of the Loan Agreement are hereby incorporated by reference. All capitalized terms used herein and not defined herein shall have the meanings given to them in the Loan Agreement.

                  This Note is secured by the Mortgage which contains, among other things, provisions for the prepayment of and acceleration of this Note upon the happening of certain stated events. Reference to the Mortgage is hereby made for a description of the "Mortgaged Property" encumbered thereby and the rights of Borrower and Lenders with respect to such Mortgaged Property. In addition, the Loan Agreement contains, among other things, provisions for the prepayment of and acceleration of this Note upon the happening of certain stated events.

                  Borrower agrees that it shall be bound by any agreement extending the time or modifying the terms of payment set forth above and in the Loan Agreement, made by or on behalf of Lenders and the owner or owners of any of the Mortgaged Property under the Mortgage, whether with or without notice to Borrower, and Borrower shall continue liable to pay the amount due hereunder in accordance with the terms set forth herein and in the Loan Agreement, but with interest at a rate no greater than the rate of interest provided therein, according to the terms of any such agreement of extension or modification.

                  Should the indebtedness represented by this Note or any part thereof be collected at law or in equity, or in bankruptcy, receivership or any other court proceeding (whether at the trial or appellate level), or should this Note be placed in the hands of attorneys for collection upon default, Borrower agrees to pay, in addition to the principal, interest and other sums due and payable hereon, all costs of collecting or attempting to collect this Note, including reasonable attorneys' fees and expenses.

                  No recourse shall be had under this Note against Borrower or the Borrower Members except as and to the extent set forth in Section 11.02 of the Loan Agreement.

                  All parties to this Note, whether principal, surety, guarantor or endorser, hereby waive presentment for payment, demand, protest, notice of protest and notice of dishonor.

                  This Note shall be governed by, and construed and enforced in accordance with, the Laws of the State of New York; provided that, as to the maximum lawful rate of interest which may be charged or collected, if the Laws applicable to Lenders permit them to charge or collect a higher rate than the Laws of the State of New York, then such Law applicable to Lenders shall apply under this Note.

                                            [BORROWER]



                                            By
                                              ----------------------------------
                                              Name:
                                              Title:

                     Amount of      Amount of       Balance
         Date         Funding        Payment      Outstanding     Notation by

                                    EXHIBIT C

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                  ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of __________, 2000, between [INSERT NAME OF ASSIGNING LENDER] ("Assignor") and [INSERT NAME OF ASSIGNEE] ("Assignee").

                              Preliminary Statement

                  1. This Assignment and Assumption Agreement (this "Agreement") relates to the Secured Loan Agreement dated as of _____________, 2000 (as the same may be amended from time to time, the "Loan Agreement") among ____________ ("Borrower"), the lenders party thereto (each, a "Lender" and, collectively, "Lenders") and ________________, as Administrative Agent for Lenders ("Administrative Agent"). All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.

                  2. Subject to the terms and conditions set forth in the Loan Agreement, Assignor has made a Loan Commitment to Borrower in an aggregate principal amount of $____________ ("Assignor's Loan Commitment").

                  3. The aggregate outstanding principal amount of Assignor's Loan made pursuant to Assignor's Loan Commitment at commencement of business on the date hereof is $__________.

                  4. Assignor desires to assign to Assignee all of the rights of Assignor under the Loan Agreement in respect of a portion of its Loan and Loan Commitment thereunder in an amount equal to $__________ (collectively, the "Assigned Loan and Commitment"), of which $________ is currently outstanding and $________ remains to be disbursed to Borrower pursuant to the Loan Agreement; and Assignee desires to accept assignment of such rights and assume the corresponding obligations from Assignor on such terms.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

                  SECTION 1. Assignment. Assignor hereby assigns and sells to Assignee all of the rights of Assignor under the Loan Agreement in and to the Assigned Loan and Commitment, and Assignee hereby accepts such assignment from Assignor and assumes all of the obligations of Assignor under the Loan Agreement with respect to the Assigned Loan and Commitment. Upon the execution and delivery hereof by Assignor, Assignee, Administrative Agent (and, if applicable, Borrower), and the payment of the amount specified in Section 2 hereof required to be paid on the date hereof, (1) Assignee shall, as of the commencement of business on the date hereof, succeed to the rights and obligations of a Lender under the Loan Agreement with a Loan and a Loan Commitment in amounts equal to the Assigned Loan and Commitment and (2) the Loan and Loan

Commitment of Assignor shall, as of the commencement of business on the date hereof, be reduced correspondingly and Assignor released from its obligations under the Loan Agreement to the extent such obligations have been assumed by Assignee. Assignor represents and warrants that it (x) owns the Assigned Loan and Commitment free and clear of all liens and other encumbrances and (y) is legally authorized to enter into and perform this Agreement. Except as provided in the immediately preceding sentence, the assignment provided for herein shall be without representation or warranty by, or recourse to, Assignor.

                  SECTION 2. Payments. As consideration for the assignment and sale contemplated in Section 1 hereof, Assignee shall pay to Assignor on the date hereof in immediately available funds an amount equal to $___________. Except as otherwise agreed by Assignor and Assignee, it is understood that any fees paid to Assignor under the Loan Agreement are for the account of Assignor. Each of Assignor and Assignee hereby agrees that if it receives any amount under the Loan Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

                  SECTION 3. Consents. This Agreement is conditioned upon the acknowledgment of Administrative Agent and, provided there exists no Event of Default, the consent of Borrower and Merrill Lynch pursuant to Section 12.05 of the Loan Agreement. The execution of this Agreement by Borrower (if required), Merrill Lynch and Administrative Agent is evidence of this consent and acknowledgment. [CONSENTS NOT REQUIRED FOR CERTAIN ASSIGNMENTS TO ENTITIES RELATED TO A LENDER.]

                  SECTION 4. Non-Reliance on Assignor. Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of Borrower or any other party to any Loan Document, or the validity and enforceability of the obligations of Borrower or any other party to a Loan Document in respect of the Loan Agreement or any other Loan Document. Assignee acknowledges that it has, independently and without reliance on Assignor, and based on such documents and information as it has deemed appropriate, made its own analysis of the collateral for the Loans, credit analysis of Borrower and the other parties to the Loan Documents, and decision to enter into this Agreement, and will continue to be responsible for making its own independent appraisal of the collateral, if any, for the Loans and of the business, affairs and financial condition of Borrower and the other parties to the Loan Documents.

                  SECTION 5. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the Laws of the State of New York (without giving effect to New York's principles of conflicts of law).

                  SECTION 6. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  SECTION 7. Certain Representations and Agreements by Assignee. Assignee represents and warrants that it is legally authorized to enter into and perform this Agreement. In addition, Assignee hereby represents that it is entitled to receive any payments to be made to it under the Loan Agreement or hereunder without the withholding of any tax and agrees to furnish the evidence of such exemption as specified therein and otherwise to comply with the provisions of Section 10.13 of the Loan Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                                          --------------------------------------
                                          (as Assignor)


                                          By
                                            ------------------------------------
                                            Name:
                                            Title:

                                          By
                                            ------------------------------------
                                            Name:
                                            Title:


                                          (as Assignee)


                                          By
                                            ------------------------------------
                                            Name:
                                            Title:


                                          By
                                            ------------------------------------
                                            Name:
                                            Title:


                                          Applicable Lending Office and
                                          Address for notices:

                                          --------------------------------------
                                          --------------------------------------
                                          --------------------------------------
                                          Attention:
                                                    ----------------------------
                                          Telephone:
                                                    ----------------------------
                                          Telecopy:
                                                    ----------------------------

                                          --------------------------------------
                                          (as Administrative Agent)


                                          By
                                            ------------------------------------
                                            Name:
                                            Title:


                                          By
                                            ------------------------------------
                                            Name:
                                            Title:


                                          --------------------------------------
                                          (as Borrower)


                                          By
                                            ------------------------------------
                                            Name:
                                            Title:

                                    EXHIBIT D

                              SOLVENCY CERTIFICATE

                  The person executing this certificate is the _______________ of _____________, is familiar with its properties, assets and businesses, and is duly authorized to execute this certificate on its behalf pursuant to Section 4.01(21) of the Secured Loan Agreement dated the date hereof (the "Loan Agreement") among _________________ ("Borrower"), the lenders party thereto (each, a "Lender" and collectively, "Lenders") and _______________________, as Administrative Agent for Lenders (in such capacity, together with its successors in such capacity, "Administrative Agent"). In executing this Certificate, such person is acting solely in his or her capacity indicated above, and not in his or her individual capacity. Unless otherwise defined herein, terms defined in the Loan Agreement are used herein as therein defined.

                  The undersigned further certifies that he or she has carefully reviewed the Loan Agreement and the other Loan Documents and the contents of this Certificate and, in connection herewith, has made such investigation and inquiries as he or she deems reasonably necessary and prudent therefor. The undersigned further certifies that the financial information and assumptions which underlie and form the basis for the representations made in this Certificate were reasonable when made and were made in good faith and continue to be reasonable as of the date hereof.

                  The undersigned understands that Administrative Agent and Lenders are relying on the truth and accuracy of this Certificate in connection with the transactions contemplated by the Loan Agreement.

                  The  undersigned  certifies  that   _____________________   is
Solvent.

                  IN  WITNESS   WHEREOF,   the  undersigned  has  executed  this
Certificate on ________ ___, 2000.



                                           -------------------------------------
                                           Name:

                                    EXHIBIT E

                          NOTICE-OF-ASSIGNMENT OF LEASE
                           (On Letterhead of Borrower)

                                                     _____________, 2000

[NAME AND ADDRESS OF TENANT]

Re:      Lease Dated:
         Mortgagee: _______________________ (as Administrative Agent) Address of Mortgagee:
         Mortgage Dated:

Dear Sir/Madam:

                  The undersigned has assigned by a mortgage or deed of trust (the "Mortgage") dated as shown above to the Mortgagee identified above (hereinafter "Mortgagee") all its estate, right, title and interest in, to and under the Lease between you and the undersigned dated as set forth above, as said Lease may have been heretofore modified or amended (the "Lease"), together with all right, title and interest of the undersigned as lessor thereunder, including, without limitation, the right upon the occurrence of an Event of Default (as defined in the Mortgage) to collect and receive all earnings, revenues, rents, issues, profits and income of the Property subject to the Mortgage.

                  Certain provisions of the Mortgage, the text of which are attached hereto, restrict some of the undersigned's rights under the Lease. However, said assignment does not impair or diminish any of our obligations to you under the provisions of the Lease, nor are any such obligations imposed upon Mortgagee or upon the lenders for whom Mortgagee is acting as Administrative Agent, or their respective successors or assigns.

                  Pursuant to said assignment you are hereby notified that in the event of a demand on you by Mortgagee or its successors and assigns for the payment to it of the rents due under the Lease, you may, and are hereby authorized and directed to, pay said rent to Mortgagee and we hereby agree that the receipt by you of such a demand shall be conclusive evidence of Mortgagee's right to the receipt thereof and that the payment of the rents by you to Mortgagee pursuant to such demand shall constitute performance in full of your obligation under the Lease for the payment of rent to the undersigned.

-----------------------
NOTE:    To be sent in accordance with notice requirements of the Lease.

                  Kindly indicate your receipt of this letter and your agreement to the effect set forth below by signing the enclosed copy thereof and mailing it to Mortgagee at its address identified above.

                                          [BORROWER]

                                          By
                                            ------------------------------------
                                            Name:
                                            Title:


                  The undersigned acknowledges receipt of the original of this letter and agrees for the benefit of Mortgagee that it shall notify Mortgagee of any default on the part of the landlord under the Lease which would entitle the undersigned to cancel the Lease or to abate the rent payable thereunder, and further agrees that, notwithstanding any provision of the Lease, no notice of cancellation thereof shall be effective unless Mortgagee has received the notice aforesaid and has failed within 30 days of the date thereof to cure, or if the default cannot be cured within 30 days has failed to commence and to diligently prosecute the cure, of landlord's default which gave rise to the right to cancel.

                                          [NAME OF TENANT]

                                          By:
                                             -----------------------------------
                                             ------------------------,
                                             its authorized officer

[ATTACH SECTION 1.14 OF MORTGAGE]

                                    EXHIBIT F

                           CAPITAL IMPROVEMENT PROGRAM

                                    EXHIBIT G

                         CERTAIN PRE-APPROVED ASSIGNEES




                                      None.

                                    EXHIBIT H

                        INFORMATION FURNISHED BY BORROWER

                                TABLE OF CONTENTS


                                                                                                       Page
                                                                                                       ----


ARTICLE I                  DEFINITIONS AND CONSTRUCTION OF TERMS.........................................1
     Section 1.01          Definitions...................................................................1
     Section 1.02          Accounting Terms.............................................................17
     Section 1.03          Computation of Time Periods..................................................17
     Section 1.04          Rules of Construction........................................................17


ARTICLE II                 THE LOANS....................................................................17
     Section 2.01          The Loans....................................................................17
     Section 2.02          Nature of Lenders' Obligations...............................................18
     Section 2.03          Purpose......................................................................19
     Section 2.04          Procedures for Fundings......................................................19
     Section 2.05          Interest Periods; Renewals...................................................19
     Section 2.06          Interest.....................................................................20
     Section 2.07          Fees.........................................................................20
     Section 2.08          Note.........................................................................20
     Section 2.09          Prepayments..................................................................21
     Section 2.10          Method of Payment............................................................21
     Section 2.11          Elections, Conversions or Continuation of Loans..............................22
     Section 2.12          Minimum Amounts..............................................................22
     Section 2.13          Certain Notices Regarding Elections, Conversions and Continuations of Loans..22
     Section 2.14          Late Payment Premium.........................................................23
     Section 2.15          Debt Service Reserve.........................................................23
     Section 2.16          Extension of Maturity........................................................24
     Section 2.17          Interest Rate Cap during Third Year of Term..................................24


ARTICLE III                YIELD PROTECTION; ILLEGALITY; ETC............................................26
     Section 3.01          Additional Costs.............................................................26
     Section 3.02          Limitation on Types of Loans.................................................27
     Section 3.03          Illegality...................................................................27
     Section 3.04          Treatment of Affected Loans..................................................28
     Section 3.05          Certain Compensation.........................................................28
     Section 3.06          Capital Adequacy.............................................................29
     Section 3.07          Substitution of Lenders......................................................29
     Section 3.08          "Lender" to Include Participants.............................................31


ARTICLE IV                 CONDITIONS PRECEDENT.........................................................31
     Section 4.01          Conditions Precedent to Initial Funding......................................31
     Section 4.02          Conditions Precedent to Fundings After the Initial Funding...................36
     Section 4.03          Deemed Representations.......................................................37

                                                                 i




ARTICLE V                  REPRESENTATIONS AND WARRANTIES...............................................38
     Section 5.01          Due Organization.............................................................38
     Section 5.02          Power and Authority; No Conflicts; Compliance With Laws......................38
     Section 5.03          Legally Enforceable Agreements...............................................38
     Section 5.04          Litigation...................................................................38
     Section 5.05          Taxes........................................................................39
     Section 5.06          ERISA........................................................................39
     Section 5.07          No Default on Outstanding Judgments or Orders................................39
     Section 5.08          No Defaults on Other Agreements..............................................39
     Section 5.09          Government Regulation........................................................39
     Section 5.10          Environmental Protection.....................................................39
     Section 5.11          Solvency.....................................................................40
     Section 5.12          Financial Statements.........................................................40
     Section 5.13          Insurance....................................................................40
     Section 5.14          Accuracy of Information; Full Disclosure.....................................40
     Section 5.15          Separate Tax and Zoning Lot..................................................41
     Section 5.16          Zoning and other Laws; Covenants and Restrictions............................41
     Section 5.17          Utilities Available..........................................................41
     Section 5.18          Creation of Liens............................................................41
     Section 5.19          Roads........................................................................41
     Section 5.20          Premises Documents and Leases................................................41


ARTICLE VI                 AFFIRMATIVE COVENANTS........................................................41
     Section 6.01          Maintenance of Existence.....................................................42
     Section 6.02          Maintenance of Records.......................................................42
     Section 6.03          Compliance with Laws; Payment of Taxes.......................................42
     Section 6.04          Right of Inspection..........................................................42
     Section 6.05          Maintenance of Insurance.....................................................42
     Section 6.06          Compliance With Environmental Laws...........................................42
     Section 6.07          Maintenance of Improvements..................................................42
     Section 6.08          Payment of Costs.............................................................43
     Section 6.09          Reporting and Miscellaneous Document Requirements............................43
     Section 6.10          Continuing Accuracy of Representations and Warranties........................45
     Section 6.11          Premises Documents and Leases................................................45
     Section 6.12          Compliance with Covenants, Restrictions and Easements........................45
     Section 6.13          Management, Brokerage and Service Contracts..................................45
     Section 6.14          Evidence of Completion of Work...............................................46
     Section 6.15          Balance Sheet of Borrower....................................................46
     Section 6.16          Trust Fund...................................................................46


ARTICLE VII                SPE REPRESENTATIONS AND NEGATIVE COVENANTS...................................46
     Section 7.01          Single Purpose Entity........................................................46
     Section 7.02          Distributions................................................................48
     Section 7.03          Interest Rate Hedging........................................................48

                                                                 ii



ARTICLE VIII               FINANCIAL COVENANTS..........................................................49
     Section 8.01          Financial Covenants..........................................................49
     Section 8.02          Cash Flow Sweep..............................................................49


ARTICLE IX                 EVENTS OF DEFAULT............................................................51
     Section 9.01          Events of Default............................................................51
     Section 9.02          Remedies.....................................................................54


ARTICLE X                  ADMINISTRATIVE AGENT; RELATIONS AMONG LENDERS................................54
     Section 10.01         Appointment, Powers and Immunities of Administrative Agent...................54
     Section 10.02         Reliance by Administrative Agent.............................................55
     Section 10.03         Defaults.....................................................................55
     Section 10.04         Rights of Administrative Agent as a Lender...................................56
     Section 10.05         Sharing of Costs by Lenders; Indemnification of Administrative Agent.........56
     Section 10.06         Non-Reliance on Administrative Agent and Other Lenders.......................57
     Section 10.07         Failure of Administrative Agent to Act.......................................57
     Section 10.08         Resignation or Removal of Administrative Agent...............................57
     Section 10.09         Amendments Concerning Agency Function........................................58
     Section 10.10         Liability of Administrative Agent............................................58
     Section 10.11         Transfer of Agency Function..................................................58
     Section 10.12         Intentionally Omitted........................................................58
     Section 10.13         Withholding Taxes............................................................58
     Section 10.14         Pro Rata Treatment...........................................................59
     Section 10.15         Sharing of Payments Among Lenders............................................59
     Section 10.16         Possession of Documents......................................................59
     Section 10.17         Minimum Commitment by Merrill Lynch..........................................59
     Section 10.18         Effect of a Lender's Failure to Make a Funding...............................59
     Section 10.19         Cure by Delinquent Lender....................................................61
     Section 10.20         Delinquent Lender Not Excused................................................61
     Section 10.21         Notices Regarding Delinquent Lender..........................................62


ARTICLE XI                 NATURE OF OBLIGATIONS........................................................62
     Section 11.01         Absolute and Unconditional Obligations.......................................62
     Section 11.02         Non-Recourse.................................................................62


ARTICLE XII                MISCELLANEOUS................................................................63
     Section 12.01         Binding Effect of Request for Funding........................................63
     Section 12.02         Amendments and Waivers.......................................................64
     Section 12.03         Usury........................................................................64
     Section 12.04         Expenses; Indemnification....................................................65
     Section 12.05         Assignment; Participation....................................................65
     Section 12.06         Documentation Satisfactory...................................................67
     Section 12.07         Notices......................................................................67

                                                                iii




     Section 12.08         Setoff.......................................................................67
     Section 12.09         Severability.................................................................68
     Section 12.10         Counterparts.................................................................68
     Section 12.11         Integration..................................................................68
     Section 12.12         Governing Law................................................................68
     Section 12.13         Waivers......................................................................68
     Section 12.14         Jurisdiction; Immunities.....................................................68
     Section 12.15         Gross-Up For Taxes...........................................................69

EXHIBIT A - Authorization Letter

EXHIBIT B - Note

EXHIBIT C - Assignment and Assumption Agreement

EXHIBIT D - Solvency Certificate

EXHIBIT E - Notice of Assignment of Lease

EXHIBIT F - Capital Improvement Program

EXHIBIT G - Certain Pre-Approved Assignees

EXHIBIT H - Information Furnished by Borrower




                                       iv